PURCHASE AND SALE AGREEMENT

Community Names

Broadmore, Goshen, Indiana
Forest Creek, Elkhart, Indiana

Highland, Elkhart, Indiana

Oak Ridge, Elkhart, Indiana

Twin Pines, Goshen, Indiana

Birchwood Farms, Birch Run, Michigan

Gregory Courts, Honey Brook, Pennsylvania

Sunnyside, Trooper, Pennsylvania

Valley View – Danboro, Danboro, Pennsylvania

Valley View – Honey Brook, Honey Brook, Pennsylvania

Date:  December   26  , 2012

Page

Article 1  SALE OF PROPERTY

1

Article 2  PURCHASE

1

2.1  Deposit Money

1

2.2  Cash at Closing

1

ARTICLE 3  TITLE MATTERS

2

3.1  Title Defects.

2

3.2  Title Insurance

3

ARTICLE 4  BUYER’S DUE DILIGENCE/CONDITION OF THE PROPERTY

3

4.1  Termination of Agreement During Due Diligence Period

3

4.2  Property Sold “As Is”.

3

4.3  Buyer’s Reports

4

4.4  Survival

5

ARTICLE 5  ADJUSTMENTS AND PRORATIONS

5

5.1  Lease Rentals and Other Revenues.

5

5.2  Real Estate Taxes and Other Fees and Assessments

5

5.3  Other Property Operating Expenses

5

5.4  Tenant Deposits, Ground Lease Security Deposit, Fees and Charges

6

5.5  Closing Costs

6

5.6  Lease Expenses

7

5.7  Apportionment Credit

7

5.8  Recourse Notes

7

5.9  Sold Homes and Additional Homes

8

ARTICLE 6  CLOSING

8

6.1  Closing Date

8

6.2  Title Transfer and Payment of Purchase Price

9

6.3  Seller’s Closing Deliveries

9

6.4  Buyer’s Closing Deliveries

11

ARTICLE 7  CONDITIONS TO CLOSING

12

7.1  Conditions to Seller’s Obligations

12

7.2  Conditions to Buyer’s Obligations

12

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(continued)

Page

7.3  Waiver of Failure of Conditions Precedent

13

7.4  Approvals not a Condition to Buyer’s Performance

13

ARTICLE 8  REPRESENTATIONS AND WARRANTIES

14

8.1  Buyer’s Representations

14

8.2  Seller’s Representations

14

8.3  General Provisions.

16

ARTICLE 9  COVENANTS

17

9.1  Buyer’s Covenants

17

9.2  Seller’s Covenants

18

9.3  Mutual Covenants.

20

9.4  Survival

21

ARTICLE 10  DEFAULT

21

10.1  Buyer’s Default

21

10.2  Seller’s Default

21

10.3  Post-Closing Defaults

22

ARTICLE 11  CONDEMNATION/CASUALTY

22

11.1  Condemnation.

22

11.2  Destruction or Damage

23

11.3  Insurance

23

11.4  Effect of Termination

23

11.5  Waiver

24

ARTICLE 12  ESCROW

24

12.1  Investment of Escrow Deposits

24

12.2  Delivery of Escrow Deposits.

24

12.3  Escrow Agent as Stakeholder

24

12.4  Income Taxes on Escrow Deposits

25

12.5  Escrow Agent Acknowledgment

25

12.6  Interest on Deposit

25

ARTICLE 13  MISCELLANEOUS

25

13.1  Assignment

25

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(continued)

Page

13.2  Designation Agreement

25

13.3  Survival/Merger

26

13.4  Integration; Waiver

26

13.5  Governing Law

26

13.6  Captions Not Binding; Exhibits

26

13.7  Binding Effect

26

13.8  Severability

26

13.9  Notices

26

13.10  Counterparts

28

13.11  No Recordation

28

13.12  Additional Agreements; Further Assurances

28

13.13  Construction

28

13.14  Business Day

28

13.15  Maximum Aggregate Liability

28

13.16  JURISDICTION

29

13.17  WAIVER OF JURY TRIAL

29

13.18  Facsimile Signatures

29

13.19  Attorneys’ Fees

29

13.20  Time

29

13.21  Waiver of Tender

29

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EXHIBITS

Schedule 1

Index of Defined Terms

Schedule 2

Defined Terms

Schedule 3

Community Name, Seller and FEIN No.

Exhibit A

Legal Description

Exhibit B

Intentionally Omitted

Exhibit C

Form of Deed

Exhibit D

Form of Bill of Sale

Exhibit E

Form of Assignment of Leases

Exhibit F

Form of Assignment of Intangible Property

Exhibit G

Form of Notice to Tenants

Exhibit H

Form of FIRPTA Affidavit

Exhibit I

Survey

Exhibit J

Intentionally Omitted

Exhibit K

Confidentiality Agreement

Exhibit L

Access Agreement

Exhibit M

Intentionally Omitted

Exhibit N

Form of Notice to Vendors

Exhibit O

Other Section 5.2 Prorations

Exhibit P

Homes

Exhibit Q

Notes

Exhibit R

Recourse Notes

Exhibit S

Additional Homes

Exhibit T

Form of Indemnity

Exhibit U

Form of Assignment of Supplemental Agreements

Exhibit V

Title Policies

Exhibit W

Intentionally Omitted

Exhibit X

Form of Repurchase Obligation Agreement

Exhibit Y

Form of Ground Lease Assignment

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PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is made to be effective as of December ___, 2012, by ARCPA PROPERTIES LLC, a Delaware limited liability company, and ARCML06 LLC, a Delaware limited liability company (collectively, “Seller”), and UMH PROPERTIES, INC., a Maryland corporation (“Buyer”).

W I T N E S S E T H:

In consideration of the mutual covenants and agreements set forth herein the parties hereto do hereby agree as provided in this Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms as set forth on Schedule 2 attached hereto.

ARTICLE 1  SALE OF PROPERTY

Seller agrees to sell, transfer and assign, and Buyer agrees to purchase, accept and assume, subject to the Permitted Exceptions and the terms and conditions set forth in this Agreement and the Exhibits attached hereto, all of Seller’s right, title and interest in and to the Property.  Buyer and Seller acknowledge and agree that the Notes, the Recourse Notes (subject to Section 5.8 below) and the Homes shall be transferred to Buyer as part of the Transaction, subject to the terms of any agreement with any tenant relating to any Home(s).  If the Property includes more than one Community:  (a) the obligations of the individual Community owners comprising Seller shall be several (not joint and several) obligations, and no such individual Community owner shall be liable for any obligation of Seller hereunder relating to any Community other than the Community owned by such individual Community owner; and (b) references to the “Property” shall be interpreted as if followed by the words “or the applicable Community, as appropriate”; and (c) any termination of this Agreement for any reason whatsoever shall be a termination of this Agreement as to all Communities comprising the Property.

ARTICLE 2  PURCHASE

The purchase price (the “Purchase Price”) to be paid by Buyer for the Property is Sixty-Seven Million Five Hundred Thousand and no/100 dollars ($67,500,000.00).  The Purchase Price shall be paid in the following manner:

2.1

Deposit Money.  Buyer shall deposit earnest money as herein provided in the aggregate amount of $675,000.00 (together with all interest earned thereon, the “Deposit”).  Within one (1) business day following the full and final execution of this Agreement and as a condition precedent to the effectiveness of this Agreement, Buyer shall deposit $337,500.00 of the Deposit in immediately available funds with Escrow Agent.  No later than one (1) business day following the expiration or earlier termination of the Due Diligence Period, Buyer shall deposit with the Escrow Agent the remaining $337,500.00 of the Deposit in immediately available funds as an additional deposit.  The Deposit shall be held and delivered by Escrow Agent in accordance with the provisions of Article 12.  Any interest earned on the Deposit shall be considered a part of the Deposit.  Except as otherwise set forth herein, the Deposit shall be applied against the Purchase Price at Closing.

2.2

Cash at Closing.  On the Closing Date, Buyer shall pay to Seller an amount equal to the Purchase Price, subject to the prorations and adjustments set forth in Article 5 or as otherwise provided under this Agreement, plus any other amounts required to be paid by Buyer at Closing, in immediately available funds by wire transfer as more particularly set forth in Section 6.2.

ARTICLE 3  TITLE MATTERS

3.1

Title Defects.

3.1.1.

Certain Exceptions to Title.  Seller shall cause to be delivered to Buyer within twenty (20) days after the date of this Agreement the Title Commitment and Title Documents from the Title Company.  Buyer shall have the right to object in writing to any title matters that are not Permitted Exceptions (herein collectively called the “Other Exceptions”) shown on the Title Commitment, Title Documents and Survey by written notice to Seller given no later than twenty (20) days after the later of the delivery of the Title Commitment and the Title Documents, and to any Other Exceptions first appearing on any subsequent update to the Title Commitment, Title Documents or Survey within five (5) business days after Buyer obtains knowledge thereof or is Deemed to Know of their existence, but in any event no later than the Closing Date.  Unless Buyer shall timely object to such Other Exceptions, all such Other Exceptions shall be deemed to constitute additional Permitted Exceptions.  Any Other Exceptions that are timely objected to by Buyer shall be herein collectively called the “Title Objections.”  Seller shall, at Closing, remove or cause to be removed any Title Objections to the extent (and only to the extent) that such Title Objections are (A) mortgage financing documentation (except with respect to any financing documentation burdening the fee simple estate of the Birchwood Farms Community), or (B) mechanics’ or materialmen’s liens and other liens evidencing monetary encumbrances (other than liens for non-delinquent general real estate taxes not yet due and owing) which are removable by payment of liquidated and ascertainable amounts, or (C) liens created or suffered to exist by Seller or its agents and affiliates, but only to the extent such liens are not referenced in the Title Commitment, Title Documents or Survey (collectively, the “Required Clearance Exceptions”).  In addition, Seller may elect (but shall not be obligated) to remove, or cause to be removed, at its expense, any other Title Objections.  Seller shall be entitled to a reasonable adjournment of the Closing (not to exceed ninety (90) days) for the purpose of the removal of any Required Clearance Exceptions or other Title Objections, which removal will be deemed effected by the issuance of title insurance eliminating or insuring against the effect of the Title Objections.  To the extent that the same do not constitute Required Clearance Exceptions, Seller shall notify Buyer in writing within five (5) business days after receipt of Buyer’s notice of Title Objections whether Seller elects to remove the same.  If Seller is unable to remove or cause the Title Company to endorse over any Required Clearance Exceptions (after using reasonable efforts as provided in Section 9.2.5) or other Title Objections which Seller has elected to remove or cause the Title Company to endorse over prior to the Closing, or if Seller elects not to remove or cause the Title Company to endorse over one or more Title Objections that are not Required Clearance Exceptions, Buyer may elect to either (a) terminate this Agreement in its entirety by notice given to Seller (1) on the Closing Date if Seller is unable to remove or cause the Title Company to endorse over any such Title Objections, or (2) within five (5) days after notice from Seller of its election not to remove or to cause the Title Company to endorse over any such Title Objections, in either which event the Deposit shall be refunded to Buyer, and thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive such Title Objections, in which event such Title

Objections shall be deemed additional “Permitted Exceptions,” and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price.

3.1.2

Discharge of Title Objections.  If on the Closing Date there are any Required Clearance Exceptions or any other Title Objections which Seller has elected to pay and discharge, Seller may use any portion of the Purchase Price to satisfy the same, provided Seller shall either (a) deliver to Buyer at the Closing instruments in recordable form sufficient to cause such Title Objections to be released of record and deleted as exceptions from the Title Policy, together with the cost of recording or filing such instruments, or (b) cause the Title Company to insure over the same, without any additional cost to Buyer, whether such insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise.

3.2

Title Insurance.  At Closing, the Title Company shall issue to Buyer an Owner’s Form title insurance policy or Leasehold Form title insurance policy, as applicable, pursuant to the terms of the Title Commitment with Seller requirements satisfied as is customary in the state where the Property is located (collectively, the “Owner’s Title Policy”), in the amount of the Purchase Price, insuring that fee simple title to the Real Property (other than the Birchwood Farms Community) and leasehold title to the Birchwood Farms Community is vested in Buyer, subject only to the Permitted Exceptions.  Buyer shall be entitled to request that the Title Company provide such endorsements or amendments to the Owner’s Title Policy and Survey as Buyer may reasonably require, provided that (a) such endorsements or amendments shall be at no cost to, and shall impose no additional liability on, Seller, and (b) Buyer’s obligations under this Agreement shall not be conditioned upon Buyer’s ability to obtain such endorsements or amendments and, if Buyer is unable to obtain such endorsements or amendments, Buyer shall nevertheless be obligated to proceed to close the Transaction without reduction of or set off against the Purchase Price, and (c) the Closing shall not be delayed as a result of any such requirements of Buyer.

ARTICLE 4  BUYER’S DUE DILIGENCE/CONDITION OF THE PROPERTY

4.1

Termination of Agreement During Due Diligence Period.  If Buyer is not reasonably satisfied with the results of its Due Diligence during the Due Diligence Period, Buyer may terminate this Agreement in its entirety by written notice to Seller given in accordance with the provisions of Section 13.9 hereof at any time prior to 5:00 p.m. Central Time on the last day of the Due Diligence Period, and, in the event of such termination, neither Seller nor Buyer shall have any liability hereunder except for those obligations which expressly survive the termination of this Agreement, Buyer shall be entitled to the return of the Deposit.  In the event Buyer fails to terminate this Agreement prior to 5:00 p.m. Central Time on the last day of the Due Diligence Period, Buyer shall be deemed to have waived its rights to terminate this Agreement in accordance with this Article 4.

4.2

Property Sold “As Is”.

(a)

Buyer acknowledges and agrees that (i) the Property is being sold, and Buyer shall accept possession of the Property on the Closing Date, “AS IS, WHERE IS, WITH ALL FAULTS”, with no right of setoff or reduction in the Purchase Price; (ii) except for Seller’s Warranties, none of the Seller Parties have or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property, any matter set forth, contained or addressed in the Documents (including, but not limited to, the accuracy and completeness thereof) or the results of Buyer’s Due Diligence; and (iii) Buyer has confirmed independently all information that it considers material to its purchase of the Property or the Transaction.  Buyer specifically acknowledges that, except for Seller’s Warranties, Buyer is not relying on (and Seller and each of the other Seller Parties does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from Seller or any other Seller Parties, as to any matter whatsoever.  Buyer further acknowledges and agrees that, except for Seller’s Warranties, Seller is under no duty to make any affirmative disclosures or inquiry regarding any matter which may or may not be known to Seller or any of the other Seller Parties, and Buyer, for itself and for its successors and assigns, hereby expressly waives and releases Seller and each of the other Seller Parties from any such duty that otherwise might exist.

(b)

Any reports, repairs or work required by Buyer are the sole responsibility of Buyer, and Buyer agrees that there is no obligation on the part of Seller to make any changes, alterations or repairs to the Property or to cure any violations of Law or to comply with the requirements of any insurer.

(c)

Except as expressly provided hereinbelow in this Subsection (c), Buyer, for Buyer and Buyer’s successors and assigns, hereby releases Seller and each of the other Seller Parties from, and waives all claims and liability against Seller and each of the other Seller Parties for or attributable to, the following:

(i)

any and all statements or opinions heretofore or hereafter made, or information furnished, by the Seller Parties to Buyer or any of Buyer’s Representatives; and

(ii)

any and all losses, costs, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever attributable to the Property, whether arising or accruing before, on or after the Closing Date and whether attributable to events or circumstances which have heretofore or may hereafter occur, including, without limitation, all losses, costs, claims, liabilities, expenses, demands and obligations with respect to the structural, physical, and environmental condition of the Property;

(iii)

provided, however, that the release and waiver set forth in this Section 4.2(c) is not intended and shall not be construed to affect or impair any rights or remedies that Buyer may have under this Agreement against Seller as a result of a breach of any of Seller’s Warranties or of any covenant of Seller expressly set forth in this Agreement.

4.3

Buyer’s Reports.  If Buyer shall terminate this Agreement pursuant to this Article 4 or if the Transaction shall otherwise not close as provided in this Agreement, upon Seller’s request, Buyer agrees to promptly deliver to Seller any and all third party reports prepared on behalf of Buyer in connection with the Transaction, whether or not such reports are in final form.

4.4

Survival.  Notwithstanding anything to the contrary herein, the provisions of this Article 4 shall survive the Closing and shall not be merged therein.

ARTICLE 5  ADJUSTMENTS AND PRORATIONS

The following adjustments and prorations shall be made for each Community as of 11:59 p.m. on the Closing Date (the “Cut-Off Time”):

5.1

Lease Rentals and Other Revenues.

5.1.1.

Definition of “Revenues”.  For purposes of this Article 5, the term “Revenues” shall mean all rents due from the tenants under the Leases (including without limitation all pass-through payments due from tenants for utilities and trash collection and other services), and all other revenue derived from the Community, including payments to Seller or Seller Affiliates under the Notes and periodic payments to Seller under telephone and cable provision agreements and the like but excluding any payments previously made to Seller under such agreements (which payments shall be retained by Seller and not be subject to proration hereunder).

5.1.2.

Revenues.  Seller shall be entitled to all Revenues attributable to any period through the Cut-Off Time.  Buyer shall be entitled to all Revenues attributable to any period after the Cut-Off Time.  Prorations for Revenues shall be calculated and paid at Closing; provided that, with respect to Revenues that are delinquent as of the Cut-Off Time, there shall be a credit to Seller only for those Revenues that are delinquent for sixty (60) days or less as of the Cut-Off Time and no credit shall be provided to Seller for Revenues delinquent for more than sixty (60) days as of the Cut-Off Time.  After Closing, Revenues shall not be subject to reproration and Buyer shall have an exclusive right to collect the sums due under the Leases.

5.2

Real Estate Taxes and Other Fees and Assessments.  Real estate taxes, together with any other items listed on Exhibit O attached hereto and incorporated herein by this reference, assessed for the Tax Year in which Closing occurs shall be prorated based upon the actual number of days in such Tax Year, with Seller being responsible for that portion of such Tax Year occurring prior to the Cut-Off Time and Buyer being responsible for that portion of such Tax Year occurring after the Cut-Off Time.  If, at Closing, the real estate tax rate and assessments have not been set for the Tax Year in which the Closing occurs, then the proration of such taxes shall be based upon the rate and assessments for the preceding Tax Year, and such proration shall be final.  Seller shall pay all installments of special assessments due and payable on or before the Closing Date, and Buyer shall pay all installments of special assessments due and payable after the Closing Date; provided, however, that Seller shall not be required by the foregoing to pay any installments of special assessments which have not been confirmed or which relate to projects that have not been completed as of  the date hereof.

5.3

Other Property Operating Expenses.  Operating expenses for the Property (including, without limitation, license and permit fees for assignable or transferable licenses and permits, if any, and ground lease rental payments) shall be prorated as of the Cut-Off Time.  Seller shall pay all utility charges and other operating expenses attributable to the Property prior to the Cut-Off Time (except for those utility charges and operating expenses payable directly by tenants to the providers thereof), and Buyer shall pay all utility charges and other operating expenses attributable to the Property after the Cut-Off Time.  Prorations for all items of Property operating expenses shall be calculated and paid at Closing.  Following the Closing Date, (i) Buyer shall pay when due all invoices issued for Property operating expenses (except for invoices entirely attributable to the period prior to the Cut-Off Time, which shall be forwarded to Seller for payment), and (ii) Seller and Buyer shall cooperate with each other to effect the transfer of Property owner responsibilities under the Contracts, utility accounts and applicable licenses and permits.  Seller shall not assign to Buyer any deposits which Seller has made with any of the utility services or companies servicing the Property, all of which, together with any amounts on deposit with governmental authorities in connection with development of or improvements to the Property, shall remain the property of Seller.  Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name beginning at the Cut-Off Time.  Notwithstanding the foregoing to the contrary, with respect to any utility charges that are paid in arrears, the proration for such utilities shall be based upon the utility charges for the immediately preceding quarter (with reasonable adjustments for seasonality) and any such proration shall be final.

5.4

Tenant Deposits, Ground Lease Security Deposit, Fees and Charges.  At Closing, Seller shall give Buyer a credit against the Purchase Price in the aggregate amount of all cash security deposits reflected on the rent roll included in the Documents less any administrative or similar charges to which Seller may be entitled under applicable Law.  Seller shall not assign to Buyer and shall retain any non-refundable deposits, fees or charges made by tenants, including without limitation cleaning fees, redecorating fees, administration fees, amenity fees and pet fees, and there shall be no proration of such items.  Buyer shall notify tenants under the Leases as required by applicable Law, if any, of the transfer of the security deposits and Buyer agrees to indemnify and hold Seller harmless from any claims, demands, suits, damages and expenses related to such notice requirement.  At Closing, Seller shall assign the Ground Lease Security Deposit to Buyer and Buyer shall pay Seller an amount equal to the Ground Lease Security Deposit.  The obligation of Buyer under this Section 5.4 shall survive the Closing (and not be merged therein).

5.5

Closing Costs.  Except as expressly provided to the contrary in this Section 5.5, Buyer shall pay all costs and expenses associated with the Transaction, including, without limitation, (a) the premium for owner’s policy of title insurance and lessee’s leasehold policy of title insurance (and the title policy for Buyer’s lender), together with all premiums and charges of the Title Company for any endorsements to the owner’s, lessee’s or lender’s policy of title insurance requested by Buyer or its lender, (b) the cost of any updates or revisions to the Survey required by Buyer, its lender or the Title Company, (c) all recording and filing charges in connection with the instrument by which Seller conveys the Property, (d) all escrow or closing charges, (e) one half of all transfer taxes, documentary stamp taxes and similar charges, if any, applicable to the transfer of the Property to Buyer (in all events regardless of which party may be obligated to pay such taxes by statute or ordinance, but excluding any personal property taxes due in connection with the Property, for which Seller shall be responsible as set forth in subsection 5.5(v) below), (f) all costs of Buyer’s Due Diligence, including fees due its consultants and attorneys, (g) all lenders’ fees and charges related to any financing to be obtained by Buyer, including without limitation any mortgage or similar taxes and (h) all sales and use taxes due in connection with the Property.

Seller shall pay (i) all fees due its attorneys, (ii) the cost of the Survey (net of the cost of any updates or revisions to the Survey required by Buyer or its lender), (iii) all costs incurred in connection with causing the Title Company to remove any Required Clearance Exceptions or to remove any other Title Objections to the extent Seller elects to remove any such matter, (iv)  one half of all transfer taxes, documentary stamp taxes and similar charges, if any, applicable to the transfer of the Property to Buyer (in all events regardless of which party may be obligated to pay such taxes by statute or ordinance, but excluding any sales and use taxes due in connection with the Property, for which Buyer shall be responsible as set forth in subsection 5.5(h) above), (v) all personal property taxes due in connection with the Property, and (vi) any pre-payment penalties or defeasance costs associated with Seller’s existing financing.  The obligations of the parties under this Section 5.5 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.

5.6

Lease Expenses.  Seller shall retain responsibility for and shall pay when and as due all lease or finder fees and commissions payable with respect to Leases to tenants whose move-in date occurred on or before the date of this Agreement.  Buyer shall be responsible for and shall pay when and as due all lease or finder fees and commissions payable with respect to Leases to tenants whose move-in date occurred after the date of this Agreement.

5.7

Apportionment Credit.  In the event the apportionments to be made at the Closing result in a credit balance (a) to Buyer, such sum shall be paid at the Closing by giving Buyer a credit against the Purchase Price in the amount of such credit balance, or (b) to Seller, Buyer shall pay the amount thereof to Seller at the Closing by wire transfer of immediately available funds to the account or accounts to be designated by Seller for the payment of the Purchase Price.

5.8

Recourse Notes.  Subject to the last two sentences of this Section 5.8, Buyer shall pay Seller, as a credit to the Purchase Price at Closing, an amount equal to eighty-five percent (85%) of the then current outstanding principal balance of the Notes as of the Closing, together with any accrued and unpaid interest, charges and fees due from the borrowers under such Notes (which interest, charges and fees shall be prorated as Revenues pursuant to Section 5.1.2).  Buyer and Seller acknowledge and agree that the Purchase Price includes the assignment to Buyer at Closing of the Notes and the Recourse Notes.  As of the date of this Agreement, the Recourse Notes are owned by 21st Mortgage Corporation, a Delaware corporation (“21st”) subject to and in accordance with the terms of either (x) a Loan Purchase Agreement dated September 24, 2010 between 21st and Enspire Finance, LLC, a Delaware limited liability company (an affiliate of Seller) and joined by other affiliates of Seller, as amended by that certain First Amendment to Loan Purchase Agreement dated February 7, 2012 (collectively, and as may be amended from time to time, the “Loan Purchase Agreement”) or (y) a Manufactured Home Dealer Agreement dated January 12, 2010 between 21st, ARC Dealership LLC, a Delaware limited liability company, and ARC Real Estate, LLC, a Delaware limited liability company (each, an affiliate of Seller), as amended by that certain First Amendment to Manufactured Home Dealer Agreement dated March 8, 2012 (collectively, and as may be amended from time to time, the “Dealer Agreement”).  The Dealer Agreement and the Loan Purchase Agreements are referred to collectively as the “21st Agreements”.  Pursuant to the Loan Purchase Agreement, in connection with the sale of the Communities to Buyer, Seller or its affiliate may assign to Buyer (in which event Buyer shall assume) certain obligations of Seller or its affiliate under the Loan Purchase Agreement with respect to the Recourse Notes that are secured by liens on manufactured homes located at the Communities (as more specifically described in the Loan Purchase Agreement, the

“Repossession Purchase Obligation”).  The Dealer Agreement does not expressly provide a similar right of assignment.  However, for purposes of this Agreement, the term Repossession Purchase Obligation shall include any obligation on the part of Seller or its affiliates to repurchase any of the Recourse Notes that are subject to the Dealer Agreement.  The Transaction includes an assumption by Buyer of the Repossession Purchase Obligation of Seller and its affiliates that are party to the 21st Agreements with respect to the Recourse Notes and, accordingly, subject to obtaining the consent of 21st to same, Seller shall assign to Buyer and Buyer shall assume from Seller the Repossession Purchase Obligation with respect to the Recourse Notes by execution and delivery of a Repurchase Obligation Agreement in substantially the form attached hereto as Exhibit X (the “Repurchase Obligation Agreement”); provided that, if 21st requires modifications or changes to the Repurchase Obligation Agreement, Buyer and Seller shall reasonably cooperate with 21st and agree to reasonable modifications and changes to the form of Repurchase Obligation Agreement.  If 21st does not provide at or before Closing its written consent to the Repurchase Obligation Agreement together with a release from and after the Closing Date, in form reasonably acceptable to Seller, of Seller from liability under the 21st Agreements with respect to the Recourse Notes, then Buyer shall assume at Closing any and all liability for the Repossession Purchase Obligation with respect to the Recourse Notes first arising after the Closing Date and Buyer shall indemnify and hold Seller and its affiliates harmless for any loss, costs, damages, claims or liability incurred by or asserted against Seller or its affiliates in connection therewith.  Buyer acknowledges and agrees that Seller shall have the right upon written notice to Buyer delivered on or before the expiration of the Due Diligence Period to sell some or all of the Notes to 21st, in which event such sold Notes shall cease to be Notes (as defined herein) and shall become for all purposes hereunder Recourse Notes subject to all of the terms and conditions governing Recourse Notes under this Agreement.  Any Notes not sold to 21st as provided in the immediately preceding sentence, shall be assigned by Seller to Buyer as contemplated by Section 6.3(f) of this Agreement without modification by this Section 5.8, and Buyer shall pay to Seller at Closing, in addition to the Purchase Price, the amount contemplated by the first sentence of this Section 5.8.

5.9

Sold Homes and Additional Homes.  If any Home is sold in the ordinary course of business after the date hereof, Buyer shall receive a credit against the Purchase Price at Closing in an amount equal to the net proceeds received by Seller or a Seller Affiliate from such sale; provided that no such credit shall be provided to Buyer in connection with the sale of a Home that is subject to a lease-to-own agreement. Buyer shall be responsible for the cost of (i) the manufactured homes set forth on Exhibit S attached hereto, and (ii) any manufactured homes acquired by Seller after the date of the preparation of Exhibit S attached hereto (as set forth on Exhibit S) (such homes referred to in the foregoing clauses (i) and (ii), collectively, the “Additional Homes”).  At Closing, there shall be a credit to Seller for the cost of the Additional Homes, which shall include, without limitation, the purchase price, set price, and refurbishment expenses paid by Seller for such Additional Homes.  Upon request, Seller shall provide reasonable evidence of such costs to Buyer.

ARTICLE 6  CLOSING

Buyer and Seller hereby agree that the Transaction shall be consummated as follows:

6.1

Closing Date.  Subject to Seller’s right to extend the Closing as provided in this Section 6.1 and elsewhere in this Agreement, Closing shall occur on the Closing Date; provided, however, Seller shall have the right (in its discretion) to extend the Closing Date one or more times, in each event to be exercised by written notice thereof to Buyer on or before the Closing (as extended), for a period not to exceed in the aggregate forty-five (45) days after the initially-scheduled Closing Date in order to accommodate certain conditions related to the payoff or defeasance, as applicable, of Seller’s existing debt encumbering the Property.  If Seller elects to extend the Closing Date pursuant to the immediately preceding sentence, the Closing Date as so extended shall occur on a date mutually agreeable to Buyer and Seller; provided, however, that (a) any such date must satisfy the conditions of the immediately preceding sentence relating to the payoff or defeasance of Seller's existing debt, (b) upon Seller's delivery of written notice of its decision to extend the Closing Date, the parties shall work together in good faith to elect a mutually agreeable extended Closing Date, and (c) if, despite working together in good faith, the parties shall be unable to mutually agree upon an extended Closing Date within five (5) business days after Seller's delivery of written notice of its decision to extend the Closing Date, the Closing Date shall be the proposed date set forth by Seller in such written notice.  Closing shall be accomplished through a deed and escrow closing with the Title Company.  Time is of the essence with respect to the Closing Date.

6.2

Title Transfer and Payment of Purchase Price.  Provided all conditions precedent to Seller’s obligations hereunder have been satisfied, Seller agrees to convey the Property to Buyer against payment of the Purchase Price as set forth below.  Provided all conditions precedent to Buyer’s obligations hereunder have been satisfied, Buyer agrees to pay the amount specified in Article 2 by wire transfer of immediately available funds to the account or accounts designated by Seller for payment of the Purchase Price no later than 12:00 Noon Central Time, as confirmed by transmittal to Seller of the Federal Reserve Wire Reference Number for the transfer.

6.3

Seller’s Closing Deliveries.  At Closing, Seller shall deliver or cause to be delivered the following:

(a)

Deed.  A deed for the Real Property (excluding the Homes and excluding the Birchwood Farms Community) in the form of Exhibit C attached hereto and incorporated herein by this reference (the “Deed”) executed and acknowledged by Seller.

(b)

Indiana Sales Disclosure Form.  A completed Indiana Sales Disclosure Form for the Communities located in Indiana.

(c)

Assignment of Ground Lease.  An assignment and assumption of the Ground Lease for the Birchwood Farms Community in the form of Exhibit Y attached hereto and incorporated herein by this reference (the “Ground Lease Assignment”) executed and acknowledged by Seller.

(d)

Bill of Sale.  A bill of sale for the Personal Property in the form of Exhibit D attached hereto and incorporated herein by this reference (the “Bill of Sale”) executed by Seller, together with any certificates of title or other documents in Seller’s possession or control that are required to convey title to the Homes from Seller (or its Affiliate) to Buyer (provided that Seller hereby covenants to use reasonable efforts to obtain and deliver to Buyer within ninety (90) days after the date hereof duplicate certificates or other documents if and to the extent same are not within Seller’s possession or control as of Closing).

(e)

Assignment of Tenant Leases.  An assignment and assumption of tenant leases for the Community, in the form of Exhibit E attached hereto and incorporated herein by this reference (the “Assignment of Leases”) executed by Seller and/or an affiliate thereof, as the case may be.

(f)

Assignment of Intangible Property.  An assignment and assumption of the Contracts and the Other Property Rights for the Community (to the extent the same are not transferred by the Deed, Bill of Sale or Assignment of Leases) in the form of Exhibit F attached hereto and incorporated herein by this reference (the “Assignment of Intangible Property”) executed by Seller and/or an affiliate thereof, as the case may be.

(g)

Assignment of Supplemental Agreements.  An assignment and assumption of supplemental agreements for the Community, in the form of Exhibit U attached hereto and incorporated herein by this reference (the “Assignment of Supplemental Agreements”) executed by Seller and/or affiliates thereof.

(h)

Allonges and Notes.  Each of the original Notes and Recourse Notes, together with an allonge attached thereto endorsing without recourse to the order of Buyer each Note and each Recourse Note; provided that neither the Recourse Notes nor any allonges thereto shall be delivered to Buyer at Closing if the 21st Assumption Conditions are satisfied in a timely manner as required under Section 5.8 (in which event the provisions of Section 5.8 shall govern the disposition of the Recourse Notes and related obligations).

(i)

Notice to Tenants.  A single form letter for the Community in the form of Exhibit G attached hereto and incorporated herein by this reference, executed by Seller, duplicate copies of which shall be sent by Seller after Closing to each tenant under the Leases.

(j)

Notice to Vendors.  A single form letter for the Community in the form of Exhibit N attached hereto and incorporated herein by this reference, executed by Seller, duplicate copies of which shall be sent by Seller after Closing to each contractor under the Contracts.

(k)

Non-Foreign Status Affidavit.  A non-foreign status affidavit for the Community in the form of Exhibit H attached hereto and incorporated herein by this reference, as required by Section 1445 of the Code, executed by Seller.

(l)

Evidence of Authority.  Documentation as required by the Title Company to establish the due authorization of Seller’s execution of all documents contemplated by this Agreement.

(m)

Other Documents.  A closing statement executed by Seller and such other documents as may be reasonably required by the Title Company (it being expressly understood that Seller shall have no obligation to deliver or provide any form of “survey affidavit”) or as may be agreed upon by Seller and Buyer to consummate the Transaction.

(n)

Transfer Tax Returns.  If applicable, duly completed and signed real estate transfer tax declarations.

(o)

Keys and Original Documents.  Keys to all locks on the Real Property in Seller’s or Seller’s property manager’s possession and originals or, if originals are not available, copies, of all of the Property Documents, to the extent not previously delivered to Buyer.

(p)

Repurchase Obligation Agreement.  If applicable pursuant to Section 5.8 above, the Repurchase Obligation Agreement executed by Seller and its affiliates that are a party thereto.

The items to be delivered by Seller in accordance with the terms of Section 6.3(a) through (n) and (p) shall be delivered to Escrow Agent no later than 5:00 p.m. Central Time on the last business day prior to the Closing Date, and the items to be delivered by Seller in accordance with the terms of Section 6.3(n) shall be delivered outside of escrow and shall be deemed delivered if the same are located at the Property on the Closing Date.

6.4

Buyer’s Closing Deliveries.  At the Closing, Buyer shall deliver or cause to be delivered the following:

(a)

Purchase Price.  The Purchase Price, as adjusted for apportionments and other adjustments required under this Agreement, plus any other amounts required to be paid by Buyer at Closing.

(b)

Indiana Sales Disclosure Form.  A completed Indiana Sales Disclosure Form for the Communities located in Indiana.

(c)

Assignment of Ground Lease.  The Assignment of Ground Lease executed and acknowledged by Buyer.

(d)

Assignment of Leases.  The Assignment of Leases executed by Buyer.

(e)

Assignment of Intangible Property.  The Assignment of Intangible Property executed by Buyer.

(f)

Assignment of Supplemental Agreements.  The Assignment of Supplemental Agreements executed by Buyer.

(g)

Indemnity.  An indemnity in the form of Exhibit T attached hereto and incorporated herein by this reference (the “Indemnity”) executed by Buyer.

(h)

Evidence of Authority.  Documentation as required by the Title Company to establish the due authorization of Buyer’s acquisition of the Property and execution of all documents contemplated by this Agreement.

(i)

Other Documents.  A closing statement executed by Buyer and such other documents as may be reasonably required by the Title Company or may be agreed upon by Seller and Buyer to consummate the Transaction.

(j)

Transfer Tax Returns.  If applicable, duly completed and signed real estate transfer tax declarations.

(k)

Repurchase Obligation Agreement.  If applicable pursuant to Section 5.8 above, the Repurchase Obligation Agreement executed by Buyer.

The Purchase Price shall be paid in accordance with the terms of Section 6.2 hereof, and the items to be delivered by Buyer in accordance with the terms of Sections 6.4(b) through (k) shall be delivered to Escrow Agent no later than 5:00 p.m. Central Time on the last business day prior to the Closing Date.

ARTICLE 7  CONDITIONS TO CLOSING

7.1

Conditions to Seller’s Obligations.  Seller’s obligation to close the Transaction is conditioned on all of the following, any or all of which may be waived by Seller by an express written waiver, at its sole option:

(a)

Representations True.  All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date;

(b)

Buyer’s Financial Condition.  No petition shall have been filed by or against Buyer under the Federal Bankruptcy Code or any similar state or federal Law, whether now or hereafter existing; and

(c)

Buyer’s Deliveries Complete.  Buyer shall have delivered the funds required hereunder and all of the documents to be executed by Buyer set forth in Section 6.4 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Buyer at or prior to the Closing.

7.2

Conditions to Buyer’s Obligations.  Buyer’s obligation to close the Transaction is conditioned on all of the following, any or all of which may be waived by Buyer by an express written waiver, at its sole option:

(a)

Representations True.  Subject to the provisions of Section 8.3, all representations and warranties made by Seller in this Agreement, as the same may be amended or modified as provided in Section 8.3, shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date;

(b)

Title Conditions Satisfied.  At the time of the Closing, Title Company shall be prepared to insure title and issue the Title Policy as required by Article 3 of this Agreement;

(c)

Seller’s Deliveries Complete.  Seller shall have delivered all of the documents to be executed by Seller and other items required pursuant to Section 6.3 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Seller at or prior to the Closing; and

(d)

Seller’s Financial Condition.  No petition shall have been filed by or against Seller under the Federal Bankruptcy Code or any similar state or federal Law, whether now or hereafter existing.

(e)

Ground Lease Estoppel Certificate.  Seller shall have delivered to Buyer an estoppel certificate executed by the lessor under the Ground Lease, which states that (i) the Ground Lease is unmodified [except for (a) that certain Ground Lease dated April 12, 2000, by and between Birchwood Farms Mobile Home Park, Inc., a Michigan corporation, as lessor, and Hometown Birchwood, L.L.C., a Delaware limited liability company, as lessee, as amended by that certain Ground Lease Estoppel and Amendment to Lease dated July 31, 2007, as amended by that certain Addendum No. 2 to Option Agreement and Amendment No. 1 to Ground Lease dated June 30, 2005, and (b) Option Agreement dated April 12, 2000, by and between Birchwood Farms Mobile Home Park, Inc., as optioner, and Hometown Birchwood, L.L.C., as optionee, as amended by that certain Amendment No. 1 to Option Agreement dated February 18, 2004, and further amended by that certain Addendum No. 2 to Option Agreement and Amendment No. 1 to Ground Lease dated June 30, 2005, each as assigned to ARCML06 LLC pursuant to that certain Assignment of Lease – Option Agreement dated July 31, 2007], is in full force and effect, and the dates to which rent and other charges are paid in advance, (ii) there are no uncured defaults by Seller or specifying any claimed defaults, and (iii) that Buyer may rely on the estoppel certificate.

7.3

Waiver of Failure of Conditions Precedent.  At any time or times on or before the date specified for the satisfaction of any condition, Seller or Buyer may elect in writing to waive the benefit of any such condition set forth in Section 7.1 or Section 7.2, respectively.  By closing the Transaction, Buyer shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions set forth in Section 7.2.  In the event any of the conditions set forth in Sections 7.1 or 7.2 are neither waived nor fulfilled, Seller or Buyer (as appropriate) may exercise such rights and remedies, if any, that such party may have pursuant to the terms of Article 10 hereof.

7.4

Approvals not a Condition to Buyer’s Performance.  Subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 4 hereof, Buyer acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Buyer’s ability to obtain any (a) governmental or quasi-governmental approval of changes or modifications in use or zoning, or (b) modification of any existing land use restriction, or (c) consents to assignments of any service contracts or other agreements which Buyer requests, or (d) endorsements to the Owner’s Title Policy, or (e) financing for acquisition of the Property.

ARTICLE 8  REPRESENTATIONS AND WARRANTIES

8.1

Buyer’s Representations.  Buyer represents and warrants to, and covenants with, Seller as follows:

8.1.1.

Buyer’s Authorization.  Buyer (a) was formed or organized and is validly existing and in good standing under the laws of its state of formation or organization and the state in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all documents contemplated hereunder to be executed by Buyer, and (c) has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Buyer, and to perform all of its obligations hereunder and thereunder.  This Agreement and all documents contemplated hereunder to be executed by Buyer have been duly authorized by all requisite partnership, corporate or other required action on the part of Buyer and are the valid and legally binding obligations of Buyer, enforceable in accordance with their respective terms.  Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder, will result in the violation of any Law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

8.1.2.

Buyer’s Financial Condition.  No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar state or federal Law.

8.1.3.

Executive Order 13224.  Neither Buyer, nor any assignee of Buyer, nor any Person holding any legal or beneficial interest whatsoever in Buyer, or in any assignee of Buyer, is included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the Persons referred to or described in Executive Order 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended.

8.1.4.

Buyer’s Recertification of Buyer’s Warranties.  At Closing, Buyer shall remake Buyer’s Warranties as of the date of Closing.

8.2

Seller’s Representations.  Seller represents and warrants to Buyer as follows:

8.2.1.

Seller’s Authorization.  Seller (a) was formed and is validly existing and in good standing under the laws of its state of formation and the state in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all documents contemplated hereunder to be executed by Seller, and (c) has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Seller, and to perform all of its obligations hereunder and thereunder.  This Agreement and all documents contemplated hereunder to be executed by Seller have been duly authorized by all requisite partnership, corporate or other required action on the part of Seller and are the valid and legally binding obligations of Seller, enforceable in accordance with their respective terms.  Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder, will result in the violation of any Law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound.

8.2.2.

Litigation.  Except for litigation reflected on the list of litigation to be provided to Buyer pursuant to Section 9.2.8(iv), Seller has not received any written notice of any current or pending litigation against Seller which would, in the reasonable judgment of Seller, if determined adversely to Seller, materially and adversely affect Buyer or the Property following Closing.

8.2.3.

Contracts.  As of the date of this Agreement, to Seller’s Knowledge, Seller has not entered into any material contracts or agreements for services (including equipment leases) to or for the Property that will be binding upon Buyer after the Closing other than (i) the list of Contracts to be provided  to Buyer pursuant to Section 9.2.8(ii), and (ii) contracts or agreements that are terminable upon thirty (30) days’ notice without payment of any penalty or fee.

8.2.4.

Rent Roll; Operating Statements.  The rent roll and operating statements included in the Documents are the same rent roll and operating statements currently used by Seller in the ownership and management of the Community.

8.2.5.

Personal Property.  To Seller’s Knowledge, the Personal Property (other than the Homes, about which Seller makes no representations or warranties) is free and clear of liens, security interests and other encumbrances (except for (i) any Personal Property subject to equipment leases that are listed on the list of Contracts to be provided to Buyer pursuant to Section 9.2.8(ii), or (ii) as otherwise reflected on the list of personal property to be provided to Buyer pursuant to Section 9.2.8(i)).

8.2.6.

Pending Condemnation.  Except for condemnation proceedings reflected on the list of condemnation to be provided to Buyer pursuant to Section 9.2.8(iv), to Seller’s Knowledge, Seller has not been served with legal process in connection with any pending condemnation proceeding with respect to the Property.

8.2.7.

Violations.  Except for violations cured or remedied on or before the date of this Agreement or otherwise reflected on the list of violations to be provided to Buyer pursuant to Section 9.2.8(iii), Seller has not received any written notice from any governmental authority of any violation of any Law applicable to the Property.  In addition, to Seller’s Knowledge, except as reflected on the list of violations to be provided to Buyer pursuant to Section 9.2.8(iii), the operation of each Community complies in all material respects with all Laws applicable to the Property.

8.2.8.

Repurchase Obligation Agreement.  The “Repurchase Price” and the “Buyback %” reflected on Exhibit B to the form of Repurchase Obligation Agreement attached hereto as Exhibit X reflect the same amounts and percentages, respectively, to which Seller would be subject under the 21st Agreements if Seller were subject to a Repossession Purchase Obligation under the 21st Agreements.

8.3

General Provisions.

8.3.1.

No Representation as to Leases.  Seller does not represent or warrant that any particular Lease or Leases will be in force or effect on the Closing Date or that the tenants will have performed their obligations thereunder, and none of the foregoing shall be conditions precedent to Buyer’s obligations hereunder.

8.3.2.

Definition of “Seller’s Knowledge” and “Written Notice” to Seller.  All references in this Agreement to “Seller’s Knowledge” or words of similar import (whether or not such words may be capitalized), shall refer only to the conscious actual knowledge of the Designated Representatives and shall not be construed to refer to the knowledge of any other member, officer, director, shareholder, venturer, consultant, employee, agent, property manager or representative of Seller, its partners or members (including without limitation Seller’s counsel and Seller’s broker, if applicable), or of any affiliate of any of the foregoing, or to impose or have imposed upon the Designated Representatives any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including without limitation the Documents or the contents of files maintained by the Designated Representatives.  There shall be no personal liability on the part of the Designated Representatives arising out of any representations or warranties made herein.  All references herein to “written notice” having been given to Seller shall include only those notices received by at least one of the Designated Representatives.

8.3.3.

Seller’s Representations Deemed Modified.  To the extent that Buyer knows or is Deemed to Know prior to the expiration of the Due Diligence Period that Seller’s representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Buyer’s knowledge or deemed knowledge, as the case may be.

8.3.4.

Seller’s Recertification of Seller’s Warranties.  At Closing, Seller shall remake Seller’s Warranties as of the date of Closing (with such modifications as may be required to reflect any changes in the matters represented by Seller to the extent that such changes occurred after the date of this Agreement and are not the result of a violation of Seller’s express covenants under this Agreement), which remade Seller’s Warranties shall be subject to Section 8.3.1, Section 8.3.2 and Section 8.3.3 hereof.

8.3.5.

Notice of Breach; Seller’s Right to Cure.  If after the expiration of the Due Diligence Period  but prior to the Closing, Buyer or any Buyer’s Representative obtains actual knowledge that any of the representations or warranties made herein by Seller are untrue, inaccurate or incorrect in any material respect, Buyer shall give Seller written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the Closing).  If at or prior to the Closing, Seller obtains actual knowledge that any of the representations or warranties made herein by Seller are untrue, inaccurate or incorrect in any material respect, Seller shall give Buyer written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the Closing).

In either such event, Seller shall have the right (but not the obligation except to the extent required by Section 9.2.5 hereof) to cure such misrepresentation or breach and shall be entitled to a reasonable adjournment of the Closing (not to exceed ninety (90) days) for the purpose of such cure.  Subject to performance of Seller’s obligations set forth in Section 9.2.5 hereto, if Seller is unable or unwilling to so cure any misrepresentation or breach of warranty, then Buyer, as its sole remedy for any and all such materially untrue, inaccurate or incorrect representations or warranties, shall elect either (a) to waive such misrepresentations or breaches of representations and warranties and consummate the Transaction without any reduction of or credit against the Purchase Price, or (b) to terminate this Agreement in its entirety by written notice given to Seller on the Closing Date, in which event this Agreement shall be terminated, the Deposit shall be returned to Buyer and, thereafter, neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.  If any such representation or warranty is untrue, inaccurate or incorrect but is not untrue, inaccurate or incorrect in any material respect, Buyer shall be deemed to waive such misrepresentation or breach of warranty, and Buyer shall be required to consummate the Transaction without any reduction of or credit against the Purchase Price.  The untruth, inaccuracy or incorrectness of a representation or warranty shall be deemed material only if Buyer’s aggregate damages resulting from the untruth, inaccuracy or incorrectness of any of the representations or warranties exceed, or are reasonably estimated to exceed, the Materiality Threshold.

8.3.6.

Survival; Limitation on Seller’s Liability.  The representations and warranties made by Seller in Section 8.2 shall survive the Closing and not be merged therein for a period of one (1) year (the “Claims Survival Period”), and Seller shall only be liable to Buyer hereunder for a breach of a representation and warranty made herein or in any of the documents executed by Seller at the Closing with respect to which a claim is made by Buyer against Seller on or before the expiration of the Claims Survival Period.  Anything in this Agreement to the contrary notwithstanding, the maximum aggregate liability of Seller for Seller’s breaches of representations and warranties herein or in any documents executed by Seller at Closing shall be limited as set forth in Section 13.15 hereof.  Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the Transaction, as the result of any of Seller’s representations or warranties being untrue, inaccurate or incorrect if (a) Buyer knew or is Deemed to Know that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing, or (b) Buyer’s damages as a result of such representations or warranties being untrue, inaccurate or incorrect are less than, or are reasonably estimated to aggregate less than, the Materiality Threshold.

ARTICLE 9  COVENANTS

9.1

Buyer’s Covenants.  Buyer hereby covenants as follows:

9.1.1.

Buyer’s Indemnity; Delivery of Reports.  Buyer hereby agrees to indemnify, defend, and hold Seller and each of the other Seller Parties free and harmless from and against any and all damages, losses, costs, claims, liabilities, expenses, demands and obligations, of any kind or nature whatsoever (including attorneys’ fees and costs and collection costs)(collectively, “Losses”) arising out of or resulting from the breach by Buyer of the terms of the Confidentiality Agreement or the Access Agreement, which indemnity shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.  Buyer shall deliver promptly to Seller, at Seller’s request, copies of all third party reports commissioned by or on behalf of Buyer evidencing the results of its Due Diligence.

9.1.2.

 “ARC” Name.  Buyer acknowledges that the purchase of the Property by Buyer shall not entitle Buyer or any other party to use, and Buyer shall not use, the name “ARC” or “American Residential Communities” or any derivative thereof, or any logos, trademarks or service marks associated therewith.  Promptly following Closing, Buyer shall remove from the Property all written material or other items bearing the name “ARC” or “American Residential Communities” or any ARC trademark, tradename, logo or servicemark, or place stickers on such material covering over such name or trademark.  Within forty-five (45) days after Closing, Buyer shall remove from the Property any signage bearing the name “ARC” or “American Residential Communities” or any ARC trademark, tradename, logo or servicemark.

9.1.3.

Inquiries Regarding Communities; Access.  Buyer hereby agrees that any and all inquiries related to any Community or the operation thereof shall be made solely through Allen Samuel (e-mail: asamuel@helixfunds.com; phone: 312/242-1545).  Access to the Communities by Buyer or Buyer’s Representatives shall be governed by, and Buyer covenants to strictly comply with, the Access Agreement.

9.1.4.

Employees.  Buyer shall, or shall cause an affiliate of Buyer to, concurrent with or as soon as reasonably practical after Seller’s delivery of its termination notices to the Employees, offer employment (on an “at-will” basis) to each Employee that passes Buyer's standard pre-screening exam (which consists of a credit and/or background check).  Within five (5) business days after receiving the results of any pre-screening exam with respect to an Employee, Buyer shall notify Seller of any such Employee to whom Buyer will not offer employment due to his or her failing such pre-screening exam. Buyer agrees that any such offer shall (i) provide for at least the same base salary received by such Employee from Seller immediately prior to the Closing; and (ii) provide for at least the same terms of incentive compensation (if any), including commissions and bonus, as the terms in effect for such Employee from Seller immediately prior to the Closing.  Buyer further covenants that it will not reduce any such Employee’s base salary or the terms of his or her incentive compensation, or terminate any such employee other than for cause, until after August 31, 2013.  At any time after the expiration of the Due Diligence Period, Buyer shall be permitted to contact each Employee and to initiate its standard pre-screening exams.

9.2

Seller’s Covenants.  Seller hereby covenants as follows:

9.2.1.

Contracts.  Without Buyer’s prior consent, which consent shall not be unreasonably withheld, between the expiration or earlier waiver of the Due Diligence Period and the Closing Date, Seller shall not extend, renew, replace or modify any Contract unless such contract (as so extended, renewed, replaced or modified) is terminable by the owner of the Property without penalty on not more than thirty (30) days’ advance notice, or is entered into in the ordinary course of business, in accordance with past practices, and is for a term of less than one (1) year.

9.2.2.

Maintenance of Property.  Except to the extent Seller is relieved of such obligations by Article 11 hereof, between the date hereof and the Closing Date Seller shall maintain and keep the Property in a manner consistent with Seller’s past practices with respect to the Property; provided, however, that, subject to Buyer's right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 4 above, Buyer hereby agrees that it shall accept the Property subject to, and Seller shall have no obligation to cure, (a) any violations of Laws, and (b) any physical conditions which would give rise to such violations.

9.2.3.

Termination of Management Agreement.  As of the Closing Date, Seller shall terminate and satisfy all obligations of Owner under Seller’s property management agreement.  Seller and Seller’s property manager shall have the right to remove all of their proprietary software and licensed software from computers at the Property; provided that Seller shall provide Buyer with hard copies of all information reasonably requested by Buyer prior to such removal.

9.2.4.

Leasing and Sales.  Pending Closing, Seller may continue to (i) lease vacant pads and homes at the Property, and (ii) sell homes at the Property, all in accordance with Seller’s business judgment, including without limitation adjustment of offering terms to respond to market conditions.

9.2.5.

Seller’s Cure Obligation.  Seller shall use reasonable efforts (which shall include the expenditure of necessary funds) to cure, prior to Closing, any and all of the following:  (a) material (as provided in the last sentence of Section 8.3.5 hereof) breaches of Seller’s Warranties (or matters requiring modifications thereto due to changed circumstances as provided in Section 8.3.4 hereof), provided that Seller shall not be obligated to undertake any cure requiring expenditures that would cause Seller’s cure costs to exceed Seller’s Cure Limit, and (b) Required Clearance Exceptions.

9.2.6.

Lease Enforcement.  Seller shall have the right, but not the obligation, to enforce the rights and remedies of the landlord under any Lease by summary proceedings or otherwise (including, without limitation, the right to remove any tenant), and to apply all or any portion of any security deposits then held by Seller toward any loss or damage incurred by Seller by reasons of any defaults by tenants, and the exercise of any such rights or remedies shall not affect the obligations of Buyer under this Agreement in any manner or entitle Buyer to a reduction in, or credit or allowance against, the Purchase Price or give rise to any other claim on the part of Buyer.

9.2.7.

Fictitious Names/Telephone Numbers.  Seller shall cooperate with Buyer, at Buyer’s sole cost and expense, (i) in connection with Buyer’s assumption of any fictitious names used by Seller solely in connection with the Communities (if such names are registered to Seller with the Pennsylvania Corporation Bureau), (ii) in connection with Buyer’s registration of fictitious names to be used solely in connection with the Communities (if any such names are not registered to Seller with the Pennsylvania Corporation Bureau), and (iii) in connection with the assignment of any telephone numbers of Seller exclusively associated with the Communities.

9.2.8.

List of Personal Property, Contracts and Violations of Law.  On or before January 4, 2013, Seller shall provide to Buyer (i) a list of tangible personal property owned by Seller and located on the Real Property and used exclusively in the ownership, operation and maintenance of the Real Property as referenced in Section 8.2.5, (ii) a list of Contracts as referenced in Section 8.2.3, (iii) a list of violations of Law as referenced in Section 8.2.7 and (iv) a list of litigation and condemnation proceedings as referenced in Section 8.2.2 and Section 8.2.6.

9.3

Mutual Covenants.

9.3.1.

Confidentiality; Access.  The Confidentiality Agreement and the Access Agreement are hereby incorporated in this Agreement by reference, and Seller and Buyer agree to continue to be bound by the terms of such agreements binding on such parties, respectively.

9.3.2.

Publicity.  Seller and Buyer each hereby covenant that neither Seller nor Buyer shall issue any Release (as hereinafter defined) with respect to the Transaction whether prior to or after Closing, without the prior consent of the other, except to the extent required by applicable Law.  If either Seller or Buyer is required by applicable Law to issue a Release, such party shall, at least two (2) business days prior to the issuance of the same, deliver a copy of the proposed Release to the other party for its review.  As used herein, the term “Release” shall mean any press release with respect to the Transaction or this Agreement.

9.3.3.

Brokers.  Each of Seller and Buyer expressly acknowledges with respect to itself that it has not been represented by a broker with respect to the Transaction or with respect to this Agreement.  Seller agrees to hold Buyer harmless and indemnify Buyer from and against any and all Losses suffered or incurred by Buyer as a result of any claims by any party claiming to have represented Seller as broker in connection with the Transaction.  Buyer agrees to hold Seller harmless and indemnify Seller from and against any and all Losses suffered or incurred by Seller as a result of any claims by any party claiming to have represented Buyer as broker in connection with the Transaction.

9.3.4.

Tax Protests; Tax Refunds and Credits.  Seller shall have the right to continue and to control the progress of and to make all decisions with respect to any contest of the real estate taxes, personal property taxes and other assessments for the Property assessed for all Tax Years prior to the Tax Year in which the Closing occurs.  Buyer shall have the right to control the progress of and to make all decisions with respect to any tax contest of the real estate taxes, personal property taxes and other assessments for the Property assessed for all Tax Years subsequent to the Tax Year in which the Closing occurs.  Either Seller or Buyer may require a contest of the real estate taxes, personal property taxes and other assessments for the Property assessed for the Tax Year in which Closing occurs, but Seller shall control any such process as above provided.  All real estate and personal property tax and assessment refunds and credits received after Closing with respect to the Property shall be applied in the following order of priority:  first, to pay the costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with obtaining such tax or assessment refund or credit; second, apportioned between Buyer and Seller as follows:

(a)

with respect to any refunds or credits attributable to real estate and personal property taxes and other assessments assessed for the Tax Year in which the Closing occurs, such refunds and credits shall be apportioned between Buyer and Seller in proportion to the number of days in such Tax Year that each party owned the Property (with title to the Property being deemed to have passed as of the Cut-Off Time);

(b)

with respect to any refunds or credits attributable to real estate and personal property taxes and assessments assessed for any Tax Year prior to the Tax Year in which the Closing occurs, Seller shall be entitled to the entire refunds and credits; and

(c)

with respect to any refunds or credits attributable to real estate and personal property taxes and assessments assessed for any Tax Year after the Tax Year in which the Closing occurs, Buyer shall be entitled to the entire refunds and credits.

9.4

Survival.  The provisions of this Article 9 shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.

ARTICLE 10  DEFAULT

10.1

Buyer’s Default.  If, on or before the Closing Date, (i) Buyer is in default of any of its obligations hereunder, or (ii) the Closing otherwise fails to occur by reason of Buyer’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, then Seller may elect, as its sole and exclusive remedy, either to (a) terminate this Agreement in its entirety by written notice to Buyer; or (b) waive the condition and proceed to close the Transaction.  If this Agreement is so terminated, then Seller shall be entitled to retain the Deposit as liquidated damages, and thereafter neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section or provision herein that expressly provides that it survives the termination of this Agreement.

10.2

Seller’s Default.  If, on or before the Closing Date, (i) Seller is in default of any of its obligations hereunder, or (ii) the Closing otherwise fails to occur by reason of Seller’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, then Buyer may elect, as its sole and exclusive remedy, to (a) terminate this Agreement in its entirety by written notice to Seller, promptly after which the Deposit shall be returned to Buyer, and thereafter neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section or provision herein that expressly provides that it survives the termination of this Agreement, or (b) waive the condition and proceed to close the Transaction, or (c) seek specific performance of this Agreement by Seller, Buyer specifically acknowledging that Buyer shall have no right to damages pursuant to this Section 10.2 or otherwise under this Agreement.  As a condition precedent to exercise by Buyer of any right Buyer may have to bring an action for specific performance hereunder, Buyer must commence such an action within ninety (90) days after the occurrence of Seller’s default.  Buyer agrees that its failure timely to commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by Buyer of its right to commence an action for specific performance.  Notwithstanding the foregoing and notwithstanding Seller’s exercise of its right to extend the Closing as provided in Section 6.1 above, if, for any reason, Seller fails to obtain a release of the Property from the lien of Seller’s existing debt encumbering the Property for any reason, including Seller’s determination in its discretion that satisfying the conditions for obtaining a release would be economically unreasonable, Seller may terminate this Agreement by written notice to Buyer on or before the Closing, in which event this Agreement shall terminate in its entirety.  Promptly following such termination, as Buyer’s sole and exclusive remedy, the Deposit shall be returned to Buyer and Seller shall reimburse Buyer for Buyer’s actual, reasonable out-of-pocket costs incurred in the performance of this Agreement in an aggregate amount not to exceed $25,000.00.  For purposes hereof, satisfying the conditions for obtaining a release of the lien of Seller’s existing debt from the Property shall be deemed to be economically unreasonable if such conditions would require Seller to pay its lender (or servicer) in excess of the Purchase Price in order to obtain the release.  Seller and Buyer expressly acknowledge that a breach of Seller’s Warranties arising prior to the Closing Date shall not constitute a “default” for purposes of this Section 10.2 and that the consequences of any such breach shall be governed by Section 8.3.3, to the extent applicable, and by Section 8.3.5 and Section 9.2.5 above.

10.3

Post-Closing Defaults.  The provisions of Sections 10.1 and 10.2 above are not intended to limit the parties’ respective rights and remedies for defaults that arise after Closing, including without limitation any breach of Seller’s Warranties first discovered post-closing, provided that all such rights and remedies shall be subject to and limited by the provisions of Section 8.3.6 and Section 13.15.  Subject to said Sections 8.3.6 and 13.15, the provisions of this Section 10.3 shall survive Closing and not be merged therein.

ARTICLE 11  CONDEMNATION/CASUALTY

11.1

Condemnation.

11.1.1.

Right to Terminate.  If, prior to the Closing Date, all or any significant portion (as hereinafter defined) of a Community is taken by eminent domain (or is the subject of a pending taking in which Seller has been served with legal process, but which has not yet been consummated), Seller shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof, and, thereafter, either Buyer or Seller shall have the right to terminate this Agreement in its entirety by giving written notice to the other no later than ten (10) days after the giving of Seller’s notice, and the Closing Date shall be extended, if necessary, to provide sufficient time for Buyer or Seller to make such election.  The failure by Buyer and Seller to so elect in writing to terminate this Agreement within such ten (10) day period shall be deemed an election not to terminate this Agreement.  For purposes hereof, a “significant portion” of a Community shall mean any interest in a Community except a de minimis interest the taking of which has no material effect on the use or operation of such Community.

11.1.2.

Assignment of Proceeds.  If (a) neither Seller nor Buyer elects to terminate this Agreement as aforesaid if all or any significant portion of the Property is taken, or (b) a portion of the Property not constituting a significant portion of the Property is taken or becomes subject to a pending taking by eminent domain, there shall be no abatement of the Purchase Price; provided, however, that, at the Closing, Seller shall pay to Buyer the amount of any award for or other proceeds on account of such taking which have been actually paid to Seller prior to the Closing Date as a result of such taking (less all costs and expenses, including attorneys’ fees and costs, incurred by Seller as of the Closing Date in obtaining payment of such award or proceeds) and, to the extent such award or proceeds have not been paid, Seller shall assign to Buyer at the Closing (without recourse to Seller) the rights of Seller to, and Buyer shall be entitled to receive and retain, all awards for the taking of the Property or such portion thereof.

11.2

Destruction or Damage.  In the event any portion of a Community is damaged or destroyed by casualty prior to the Closing Date, Seller shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof.  If any such damage or destruction (1) (a) is an insured casualty and (b) would cost less than ten percent (10%) of the Purchase Price of the Property to repair or restore, or (2) (x) is an uninsured casualty and (y) would cost less than ten percent (10%) of the Purchase Price of the Property to repair or restore and Seller elects, in its discretion, by written notice to Buyer to repair or restore the damage or destruction prior to the Closing Date (which shall be extended, if necessary, to provide sufficient time for Seller to perform such repairs or restoration) (those matters described in (1) or (2) above are referred to herein as a “Non-Material Casualty”), then this Agreement shall remain in full force and effect and Buyer shall acquire the Property upon the terms and conditions set forth herein.  In the event of a Non-Material Casualty described in (1) above, Buyer shall receive a credit against the Purchase Price equal to the deductible amount applicable under Seller’s casualty policy less all costs and expenses, including attorneys’ fees and costs, incurred by Seller as of the Closing Date in connection with the negotiation and/or settlement of the casualty claim with the insurer (the “Realization Costs”), and Seller shall assign to Buyer all of Seller’s right, title and interest in and to all proceeds of insurance on account of such damage or destruction.  In the event a Community is damaged or destroyed prior to the Closing Date by a casualty that is not a Non-Material Casualty (i.e. a matter that is not described in either (1) or (2) above), then, notwithstanding anything to the contrary set forth above in this section, Buyer shall have the right, at its option, to terminate this Agreement in its entirety.  Buyer shall have thirty (30) days after Seller notifies Buyer that a casualty has occurred to make such election by delivery to Seller of a written election notice (the “Election Notice”), and the Closing Date shall be extended, if necessary, to provide sufficient time for Buyer to make such election.  The failure by Buyer to deliver the Election Notice within such thirty (30) day period shall be deemed an election not to terminate this Agreement.  In the event Buyer elects not to terminate this Agreement as set forth above, this Agreement shall remain in full force and effect, Seller shall assign to Buyer all of Seller’s right, title and interest in and to any and all proceeds of insurance on account of such damage or destruction, if any, and, if the casualty was an insured casualty, Buyer shall receive a credit against the Purchase Price equal to the deductible or self-insured amount (less the Realization Costs) under Seller’s casualty insurance policy.

11.3

Insurance.  Seller shall maintain the property insurance coverage currently in effect for the Property through the Closing Date.

11.4

Effect of Termination.  If this Agreement is terminated pursuant to Section 11.1 or Section 11.2, the Deposit shall be returned to Buyer.  Upon such refund, this Agreement shall terminate in its entirety and neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section herein which expressly provides that it shall survive the termination of this Agreement.

11.5

Waiver.  The provisions of this Article 11 supersede the provisions of any applicable Laws with respect to the subject matter of this Article 11.

ARTICLE 12  ESCROW

The Deposit and any other sums which the parties agree shall be held in escrow (herein collectively called the “Escrow Deposits”), together with all interest earned thereon, shall be held by the Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

12.1

Investment of Escrow Deposits.  The Escrow Agent shall invest the Escrow Deposits in government insured interest-bearing instruments satisfactory to both Buyer and Seller, shall not commingle the Escrow Deposits with any funds of the Escrow Agent or others, and shall promptly provide Buyer and Seller with confirmation of the investments made.

12.2

Delivery of Escrow Deposits.

12.2.1.

Upon Closing.  If the Closing occurs, the Escrow Agent shall deliver the Escrow Deposits to, or upon the instructions of, Seller on the Closing Date.

12.2.2.

If Closing Does Not Occur.  If for any reason the Closing does not occur, the Escrow Agent shall deliver the Escrow Deposits and/or all interest earned thereon to Seller or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this Section 12.2.2.  If for any reason the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Escrow Deposits or the interest earned thereon, the Escrow Agent shall give written notice to the other party of such demand.  If the Escrow Agent does not receive a written objection from the other party to the proposed payment within ten (10) days after the giving of such notice or in the event that Escrow Agent receives a demand from both Buyer and Seller in the first instance, the Escrow Agent is hereby authorized to make such payment.  If the Escrow Agent does receive such written objection within such period, the Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court.

12.3

Escrow Agent as Stakeholder.  The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Seller or Buyer resulting from the Escrow Agent’s mistake of law respecting the Escrow Agent’s scope or nature of its duties.  Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all Losses incurred in connection with the performance of the Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.

12.4

Income Taxes on Escrow Deposits.  Buyer shall pay any income taxes on any interest earned on the Escrow Deposits.  Buyer represents and warrants to the Escrow Agent that its taxpayer identification number is 22-1890929.

12.5

Escrow Agent Acknowledgment.  The Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that, when received, the Escrow Agent shall hold the Escrow Deposits and the interest earned thereon, in escrow, and shall disburse the Escrow Deposits, and the interest earned thereon, pursuant to the provisions of this Article 12.  Upon receipt of the Escrow Deposits, the Escrow Agent shall promptly acknowledge to Seller and Buyer in writing receipt thereof.

12.6

Interest on Deposit.  As set forth in Section 2.1 hereof, any interest earned on the Deposit shall be considered a part of the Deposit; provided, however, that if Closing does not occur for any reason other than a Buyer default, all interest earned on the Deposit shall be credited to Buyer; further provided, however, that such earned interest shall be delivered to Buyer by the Escrow Agent, if at all, in accordance with the terms of Section 12.2.2 hereof.

ARTICLE 13  MISCELLANEOUS

13.1

Assignment.  Buyer shall not assign this Agreement or its rights hereunder to any individual or entity, except a subsidiary of Buyer that is controlled by Buyer and at least forty percent (40%) owned by Buyer, without the prior written consent of Seller, which consent Seller may grant or withhold in its sole discretion, and any such assignment without Seller’s consent shall be null and void ab initio.  In the event of any permitted assignment by Buyer, any assignee shall assume any and all obligations and liabilities of Buyer under this Agreement but, notwithstanding such assumption, Buyer shall continue to be liable hereunder.

13.2

Designation Agreement.  Section 6045(e) of the Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction.  Escrow Agent (“Agent”) is either (x) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (y) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements).  Accordingly:

13.2.1.

Reporting Person.  Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transaction.  Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.

13.2.2.

Furnish Information.  Seller and Buyer shall furnish to Agent, in a timely manner, any information requested by Agent and necessary for Agent to perform its duties as Reporting Person for the Transaction.

13.2.3.

Seller’s Taxpayer Identification Number.  Agent hereby requests Seller to furnish to Agent Seller’s correct taxpayer identification number.  Seller acknowledges that any failure by Seller to provide Agent with Seller’s correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by law.  Accordingly, Seller hereby certifies to Agent, under penalties of perjury, that Seller’s correct taxpayer identification number is reflected on Schedule 3 attached hereto.

13.2.4.

Retention of Agreement.  Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

13.2.5.

Agent Acknowledgment.  Agent has joined in and executed this Agreement for the purpose of confirming its agreement to be bound by the provisions of this Section 13.2.

13.3

Survival/Merger.  Except for the provisions of this Agreement which are explicitly stated to survive the Closing, (a) none of the terms of this Agreement shall survive the Closing, and (b) the delivery of the Deed and any other documents and instruments by Seller and the acceptance thereof by Buyer shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder.

13.4

Integration; Waiver.  This Agreement, together with the Exhibits hereto, embodies and constitutes the entire understanding among the parties with respect to the Transaction, and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement.  Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.  No waiver by any party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

13.5

Governing Law.  This Agreement shall be governed by, and construed in accordance with, the substantive Laws of the Commonwealth of Pennsylvania, without regard to choice of law principles.

13.6

Captions Not Binding; Exhibits.  The captions in this Agreement are inserted for reference only and in no way define, describe or limit the scope or intent of this Agreement or of any of the provisions hereof.  All Exhibits attached hereto shall be incorporated by reference as if set out herein in full.

13.7

Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

13.8

Severability.  If any term or provision of this Agreement or the application thereof to any Persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

13.9

Notices.  Any notice, request, demand, consent, approval and other communications under this Agreement shall be in writing, and shall be deemed duly given or made at the time and on the date when received by facsimile (provided that the sender of such communication shall orally confirm receipt thereof by the appropriate parties and send a copy of such communication to the appropriate parties within one (1) business day of such facsimile) or when personally delivered as shown on a receipt therefor (which shall include delivery by a nationally recognized overnight delivery service) or upon receipt (or refusal of delivery) after being mailed by prepaid certified mail, return receipt requested, to the address for each party set forth below.  Any party, by written notice to the other in the manner herein provided, may designate an address different from that set forth below.

IF TO BUYER:

UMH Properties, Inc.

Juniper Business Plaza

3499 Route 9 North, Suite 3C

Freehold, NJ 07728

Attention:

Allison Nagelberg

Telephone:

(732) 577-4031

COPY TO:

James D. Bogar, Attorney at Law

One West Main Street

Shiremanstown, Pennsylvania 17011

Attention:

James Bogar

Telephone:

(717) 737-8761

Facsimile:

(717) 737-2086

IF TO SELLER:

American Residential Communities LLC

℅ Helix Funds LLC

Two North Riverside Plaza, Suite 1400

Chicago, Illinois 60606

Attention:

Allen Samuel

Telephone:

(312) 242-1545

Facsimile:

(312) 575-0162

COPY TO:

Helix Funds LLC

Two North Riverside Plaza, Suite 1400

Chicago, Illinois 60606

Attention:

Orrin S. Shifrin

Telephone:

(312) 242-1520

Facsimile:

(312) 575-0162

COPY TO:

Locke Lord LLP

111 South Wacker Drive

Chicago, Illinois 60606

Attention:

Samuel B. Stempel

Telephone:

(312) 443-1769

Facsimile:

(312) 896-6619

13.10

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which counterparts taken together shall constitute one and the same agreement.

13.11

No Recordation.  Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded, and Buyer agrees (a) not to file any notice of pendency or other instrument (other than a judgment) against the Property or any portion thereof in connection herewith and (b) to indemnify Seller against all Losses incurred by Seller by reason of the filing by Buyer of such notice of pendency or other instrument.

13.12

Additional Agreements; Further Assurances.  Subject to the terms and conditions herein provided, each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the Transaction; provided, however, that the execution and delivery of such documents by such party shall not result in any additional liability or cost to such party.

13.13

Construction.  The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment hereof or Exhibit hereto.

13.14

Business Day.  As used herein, the term “business day” shall mean any day other than a Saturday, Sunday, or any federal holiday or holiday in the State of Pennsylvania.  If any period expires on a day which is not a business day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day which is not a business day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding business day.

13.15

Maximum Aggregate Liability.  Prior to Closing, the liabilities of the parties shall be governed by Section 8.3.3, Section 8.3.5 and Article 10 hereof, as applicable.  Once Closing has occurred, notwithstanding any provision to the contrary contained in this Agreement or any documents executed by Seller pursuant hereto or in connection herewith, the maximum aggregate liability of Seller and the Seller Parties, and the maximum aggregate amount which may be awarded to and collected by Buyer, in connection with the Transaction or the Property, under this Agreement and under any and all documents executed pursuant hereto or in connection herewith (including, without limitation, in connection with the breach of any of Seller’s Warranties or any other representations or covenants under this Agreement made by Seller for which a claim is timely made by Buyer) shall not exceed One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) in actual damages suffered by Buyer arising directly as a result of such breach by Seller, the parties agreeing that Seller shall have no liability whatsoever for matters waived by Buyer pursuant to Section 8.3.6 hereof or for consequential or punitive damages, and no claim may be made by Buyer unless Buyer’s damages are reasonably estimated to aggregate more than the Materiality Threshold.  The provisions of this Section shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement; provided that any claim by Buyer against Seller as described in this Section 13.15 must be made by notice to Seller given prior to the expiration of the Claims Survival Period.

13.16

JURISDICTION.  WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER (“PROCEEDINGS”) EACH PARTY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COUNTY OF BUCKS, COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDINGS BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY.

13.17

WAIVER OF JURY TRIAL.  EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY PROCEEDINGS BROUGHT BY THE OTHER PARTY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER.

13.18

Facsimile Signatures.  Signatures to this Agreement transmitted by telecopy or electronic mail shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver an execution original of this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied or email signature and shall accept the telecopied or email signature of the other party to this Agreement.

13.19

Attorneys’ Fees.  Should either party employ attorneys to enforce any of the provisions hereof, the party against whom any final judgment is entered agrees to pay the prevailing party all reasonable costs, charges and expenses, including attorneys’ fees and expenses and court costs, expended or incurred in connection therewith.

13.20

Time.  Time is of the essence in the performance of each and every term, condition and covenant contained in this Agreement.

13.21

Waiver of Tender.  Formal tender of an executed deed and the purchase money each is hereby waived.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date(s) set forth below to be effective as of the day and year first above written.

SELLER:

ARCPA PROPERTIES LLC, a Delaware limited liability company

By:   /s/  Orrin Shifrin

Orrin Shifrin, Secretary

ARCML06 LLC, a Delaware limited liability company

By:   /s/  Orrin Shifrin

Orrin Shifrin, Secretary

BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/ Allison Nagelberg Allison Nagelberg, General Counsel

AGREEMENT OF ESCROW AGENT

The undersigned has executed this Agreement solely to confirm its agreement to (a) hold the Escrow Deposits in escrow in accordance with the provisions hereof and (b) comply with the provisions of Article 12 and Section 13.2.

FIRST AMERICAN TITLE INSURANCE COMPANY By: /s/ Brian M. Serikaku Name: Brian M. Serikaku Title: Escrow Officer Date: _December 26____, 2012

Schedule 1

Index of Defined Terms

Term	Reference
21st	5.8
21st Agreements	5.8
Access Agreement	Schedule 2
Additional Homes	Schedule 5.9
Affected Contract	Schedule 1
Agent	13.2
Agreement	Introductory Paragraph
Assignment of Intangible Property	6.3(d)
Assignment of Leases	6.3(c)
Assumption Notice	5.8
Bill of Sale	6.3(b)
Birchwood Farms	Schedule 2
business day	13.14
Buyer	Introductory Paragraph
Buyer’s Representatives	Schedule 2
Claims Survival Period	8.3.6
Closing	Schedule 2
Closing Date	Schedule 2
Code	Schedule 2
Community	Schedule 2
Confidentiality Agreement	Schedule 2
Contracts	Schedule 2
Cut-Off Time	Article 5
Dealer Agreement	5.8
Deed	6.3(a)
Deemed to Know	Schedule 2
Deposit	2.1
Designated Representatives	Schedule 2
Documents	Schedule 2
Due Diligence	Schedule 2
Due Diligence Period	Schedule 2
Election Notice	11.2
Employees	Schedule 2
Escrow Agent	Schedule 2
Escrow Deposits	Article 12
Ground Lease	Schedule 2
Ground Lease Security Deposit	Schedule 2
Homes	Schedule 2
Laws	Schedule 2
Leases	Schedule 2
Loan Purchase Agreement	5.8
Losses	9.1.1
Materiality Threshold	Schedule 2
Non-Material Casualty	11.2
Notes	Schedule 2
Oil, Gas and Mineral Rights	Schedule 2
Other Exceptions	3.1.1
Other Property Rights	Schedule 2
Owner’s Title Policy	3.2
Permitted Exceptions	Schedule 2
Person	Schedule 2
Personal Property	Schedule 2
Proceedings	13.16
Property	Schedule 2
Property Documents	Schedule 2
Purchase Price	Article 2
Real Property	Schedule 2
Realization Costs	11.2
Recourse Notes	5.8
Release	9.3.2
Reporting Person	13.2.1
Reporting Requirements	13.2
Repossession Purchase Obligation	5.8
Repurchase Obligation Agreement	5.8
Required Clearance Exceptions	3.1.1
Revenues	5.1.1
Seller	Introductory Paragraph
Seller Affiliates	Schedule 2
Seller Cure Limit	Schedule 2
Seller Parties	Schedule 2
Seller’s Knowledge	8.3.2
Seller’s Warranties	Schedule 2
significant portion	11.1.1
Survey	Schedule 2
Tax Year	Schedule 2
Title Commitment	Schedule 2
Title Company	Schedule 2
Title Documents	Schedule 2
Title Objections	3.1.1
Transaction	Schedule 2
Written Notice	8.3.2

Schedule 1-2

Schedule 2

Defined Terms

As used herein, the following terms shall have the following meanings:

“Access Agreement” shall mean that certain agreement between Seller and Buyer attached hereto as Exhibit L and incorporated herein by this reference, the terms of which shall continue and be fully applicable during the term of this Agreement and, if longer, the term therein specified.

“Birchwood Farms” means the Birchwood Farms manufactured home community located in Birch Run, Michigan.

“Buyer’s Representatives” shall mean Buyer, its partners and members, and any officers, directors, shareholders, employees, agents, representatives and attorneys of Buyer, its partners or members.

“Closing” shall mean the closing of the Transaction.

“Closing Date” shall mean March 1, 2013, or such earlier date on which Seller and Buyer may mutually agree for closing of the Transaction.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Community” shall mean a manufactured home community included in the Property that is separately legally described in Exhibit A.

“Confidentiality Agreement” shall mean that certain agreement executed by Buyer attached hereto as Exhibit K and incorporated herein by this reference, the terms of which shall continue and be fully applicable during the term of this Agreement and, if longer, the term therein specified.

“Contracts” shall mean all service, supply, maintenance and utility agreements, all equipment leases, and all other contracts, subcontracts and agreements relating exclusively to the Real Property and the Personal Property, all as described in the list to be provided to Buyer pursuant to Section 9.2.8(ii), and any additional contracts, subcontracts and agreements entered into in accordance with the terms of Section 9.2.1 hereof.

“Deemed to Know” (or words of similar import, whether or not such words may be capitalized) shall have the following meaning:    (a) Buyer shall be “Deemed to Know” of the existence of a fact or circumstance to the extent that such fact or circumstance is disclosed by this Agreement, the Documents (including without limitation the documents and materials made available to Buyer on the website at http://eaglepro.firstam.com), or any studies, tests, reports, or analyses prepared by or for or otherwise obtained by Buyer or Buyer’s Representatives in connection with the Property; and (b) Buyer shall be “Deemed to Know” that a representation or warranty of Seller is untrue, inaccurate or incorrect to the extent that this Agreement, the Documents, or any studies, tests, reports or analyses prepared by or for or otherwise obtained by Buyer or Buyer’s Representatives in connection with the Property contains information which is inconsistent with such representation or warranty.

Schedule 2-1

“Designated Representatives” shall mean Charlene Fike, Matthew Getty and Sorin Mihalache.

“Documents” shall mean the documents and instruments applicable to the Property or any portion thereof that Seller or any of the other Seller Parties deliver or make available to Buyer prior to Closing or otherwise allow Buyer access to prior to Closing, including, but not limited to, the Title Commitment, the Survey, the Title Documents and the Property Documents.

“Due Diligence” shall mean examinations, inspections, tests, studies, analyses, appraisals, evaluations and/or investigations with respect to the Property, the Documents, and other information and documents regarding the Property, including, without limitation, examination and review of title matters, applicable land use and zoning Laws and other Laws applicable to the Property, the physical condition of the Property, and the economic status of the Property.

“Due Diligence Period” shall mean the period commencing prior to the execution of this Agreement and expiring on February 8, 2013.

“Employees”  means the employees that are employed at the Communities by Seller.

“Escrow Agent” shall mean First American Title Insurance Company, whose mailing address is 550 South Hope Street, Suite 1950, Los Angeles, CA 90071, Attention:  Gloria Neri Phone: (213) 271-1751, in its capacity as escrow agent.

“Ground Lease” means, collectively, (a) that certain Ground Lease dated April 12, 2000, by and between Birchwood Farms Mobile Home Park, Inc., a Michigan corporation, as lessor, and Hometown Birchwood, L.L.C., a Delaware limited liability company, as lessee, as amended by that certain Ground Lease Estoppel and Amendment to Lease dated July 31, 2007, as amended by that certain Addendum No. 2 to Option Agreement and Amendment No. 1 to Ground Lease dated June 30, 2005, and (b) Option Agreement dated April 12, 2000, by and between Birchwood Farms Mobile Home Park, Inc., as optioner, and Hometown Birchwood, L.L.C., as optionee, as amended by that certain Amendment No. 1 to Option Agreement dated February 18, 2004, and further amended by that certain Addendum No. 2 to Option Agreement and Amendment No. 1 to Ground Lease dated June 30, 2005, each as assigned to ARCML06 LLC pursuant to that certain Assignment of Lease – Option Agreement dated July 31, 2007.

“Ground Lease Security Deposit” means four hundred thousand and no/100 dollars ($400,000.00).

“Laws” shall mean all municipal, county, state or federal statutes, codes, ordinances, laws, rules or regulations.

“Leases” shall mean, collectively, all leases with tenants of the Real Property (but excluding the Ground Lease).

“Materiality Threshold” shall mean three hundred thousand and no/100 dollars ($300,000.00).

“Notes” shall mean the retail installment contracts, promissory notes and/or other instruments held by Seller or Seller Affiliates in connection with the financing by Seller or Seller Affiliates of certain manufactured homes at the Communities, all as set forth on Exhibit Q.

Schedule 2-2

“Oil, Gas and Mineral Rights” shall mean all of seller’s right, title and interest in and to all of the oil, gas and other minerals in, on or under and that may be produced from the Real Property.

“Other Property Rights” shall mean, collectively, Seller’s interest in and to all of the following, if any, if and to the extent the same are assignable by Seller without any expense or other liability to Seller:  (a) to the extent that the same are in effect as of the Closing Date, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property, and (b) those guaranties and warranties in effect with respect to any portion of the Property as of the Closing Date.  Except as expressly set forth herein, Seller’s right to (i) the names and trademarks “ARC”, “American Residential Communities”, the ARC logo and any other names or marks used by American Residential Properties LLC not related exclusively to the Property, (ii) any and all websites and domain names maintained by Seller or Seller’s property manager with respect to the Property, and (iii) any and all telephone numbers maintained by Seller or Seller’s property manager and not used exclusively in connection with the operation of the Property are all expressly excluded from the sale contemplated hereby.

“Permitted Exceptions” shall mean and include all of the following:  (a) applicable zoning and building ordinances and land use regulations, (b) unless Buyer timely objects to any thereof as provided in Section 3.1.1 hereof (i) the Title Documents and any title exception reflected on the owner’s title insurance policies issued to Seller (copies of which are attached hereto as Exhibit V), (ii) such state of facts as disclosed in the Survey, and (iii) any matters about which Buyer knows or is Deemed to Know prior to the expiration of the Due Diligence Period, (c) such state of facts as would be disclosed by a physical inspection of the Property, (d) the lien of taxes and assessments not yet due and payable, (e) any exceptions to title caused by Buyer, its agents, representatives or employees, (f) such other exceptions to title as the Title Company shall commit to insure over, without any additional cost to Buyer, whether such insurance is made available in consideration of payment, bonding, indemnity by Seller or otherwise, (g) the rights of the tenants under the Leases, and (h) any matters deemed to constitute additional Permitted Exceptions pursuant to Section 3.1.1 hereof.

“Person” shall mean a natural person, partnership, limited partnership, limited liability company, corporation, trust, estate, association, unincorporated association or other entity.

“Personal Property” shall mean, collectively, (a) all tangible personal property owned by Seller (excluding any computer software or programs which either (i) are licensed to Seller or Seller’s property manager, or (ii) Seller or Seller’s property manager deem proprietary), located on the Real Property and used exclusively in the ownership, operation and maintenance of the Real Property as listed on the schedule of personal property to be delivered by Seller to Buyer pursuant to Section 9.2.8(i), (b) all non-confidential books, records and files maintained by Seller’s property manager at the Property (excluding any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, and attorney-client privileged documents) relating exclusively to the Property, (c) the Notes (and, to the extent that they are to be transferred to Buyer pursuant to and in accordance with Section 5.8 of this Agreement, the Recourse Notes), and (d) the manufactured homes listed on Exhibit P attached hereto and incorporated herein by reference (the “Homes”).  For clarity and without limiting the foregoing, Personal Property shall include the Homes only and no other manufactured homes located at the Community or otherwise.

Schedule 2-3

“Property” shall mean, collectively, (a) the Real Property, (b) the Personal Property, (c) Seller’s interest as landlord in all Leases, (d) if and to the extent assignable by Seller without any expense to Seller, the Contracts, and (e) the Other Property Rights.

“Property Documents” shall mean, collectively, (a) the Leases, (b) the Contracts, and (c) any other documents or instruments which constitute or otherwise create any portion of the Property.

“Real Property” shall mean, collectively, those certain parcels of real estate legally described in Exhibit A attached hereto and incorporated herein by this reference, together with all buildings (except for buildings constituting Homes), improvements and fixtures located thereon and owned by Seller as of the Closing Date and all rights, privileges and appurtenances pertaining thereto including all right, title and interest of Seller in and to all rights-of-way, open or proposed streets, alleys, easements, and strips or gores of land adjacent thereto, including any Oil, Gas and Mineral Rights and all leasehold interest in the Ground Lease at the Birchwood Farms Community.

“Recourse Notes” shall mean the retail installment contracts, promissory notes and/or other instruments held by 21st in connection with the financing of certain manufactured homes at the Communities, all as set forth on Exhibit R.

“Seller Affiliates” shall include ARC Dealership, Inc., a Delaware corporation, ARC Dealership LLC, a Delaware limited liability company, ARC Housing LLC, a Delaware limited liability company, and ARC Housing TX, L.P., a Delaware limited partnership.

“Seller Cure Limit” shall mean the sum of $350,000 which sum shall be the aggregate amount available to cure breaches of Seller’s Warranties as provided in Section 8.3.5 and Section 9.2.5(a) hereof.

“Seller Parties” shall mean and include, collectively, (a) Seller; (b) its counsel; (c) its consultants; (d) Seller’s property manager; (e) any direct or indirect equity owner, officer, director, employee, or agent of Seller, Seller’s partners, or Seller’s partners’ partners, Seller’s broker or Seller’s property manager or counsel to any of the foregoing; (f) any other entity or individual affiliated or related in any way to any of the foregoing; and (g) the Designated Representatives.

“Seller’s Warranties” shall mean Seller’s representations and warranties set forth in Section 8.2 hereof and in any documents executed by Seller for the benefit of Buyer in connection with Closing.

“Survey” shall mean, collectively, the surveys listed and described on Exhibit I attached hereto and incorporated herein by this reference, including any update thereof obtained by Buyer.

“Tax Year” shall mean the real estate assessment year (which shall be the calendar year for Property located in Indiana) or school tax year, as the case may be, for the county in which the Community is located.

“Title Commitment” shall mean, collectively, the commitments to issue an Owner’s Policy of Title Insurance or a Leasehold Policy of Title Insurance, as applicable, with respect to the Real Property, copies of which are to be delivered to Buyer by the Title Company pursuant to Section 3.1.1 hereof.

Schedule 2-4

“Title Company” shall mean First American Title Insurance Company.

“Title Documents” shall mean all recorded documents referred to on Schedule B of the Title Commitment as exceptions to coverage.

“Transaction” shall mean the purchase and sale transaction contemplated by this Agreement.

Schedule 2-5

Schedule 3

Community Name, Seller and FEIN No.

Community Name	Community Seller	FEIN NO.
Broadmore MHC	ARCML06 LLC	36-4589235
Forest Creek MHC	ARCML06 LLC	36-4589235
Highland MHC	ARCML06 LLC	36-4589235
Oak Ridge MHC	ARCML06 LLC	36-4589235
Twin Pines MHC	ARCML06 LLC	36-4589235
Birchwood Farms MHC	ARCML06 LLC	36-4589235
Gregory Courts MHC	ARCPA Properties LLC	20-1069069
Sunnyside MHC	ARCPA Properties LLC	20-1069069
Valley View - Danboro MHC	ARCPA Properties LLC	20-1069069
Valley View - Honey Brook MHC	ARCPA Properties LLC	20-1069069

Schedule 3-1

EXHIBIT A

LEGAL DESCRIPTIONS

Broadmore MHC:

FEET TO A 3/4 INCH PIPE; THENCE SOUTH FORTY-FOUR (44) DEGREES FIFTY-FOUR (54) MINUTES TWENTY-FIVE (25) SECONDS WEST, THIRTY-NINE AND THIRTY-ONE HUNDREDTHS (39.31) FEET TO A 3/4 INCH PIPE; THENCE NORTH EIGHTY-NINE (89) DEGREES THIRTY-FIVE (35) MINUTES THIRTY-EIGHT (38) SECONDS WEST ON THE EAST AND WEST QUARTER LINE OF SAID SECTION TWENTY-SEVEN (27), ONE THOUSAND NINE HUNDRED TWO AND FIFTY HUNDREDTHS (1,902.50) FEET TO A 3/4 INCH PIPE; THENCE NORTH NINETEEN (19) DEGREES FIFTY-FIVE (55) MINUTES FOURTEEN (14) SECONDS EAST, FIVE HUNDRED FIFTY-TWO AND TWENTY-TWO HUNDREDTHS (552.22) FEET ON A LINE PARALLEL WITH THE CENTERLINE OF INDIANA HIGHWAY NUMBER 15 TO A 3/4 INCH PIPE; THENCE NORTHWESTERLY ON A NON-TANGENT CURVE TO THE RIGHT HAVING A FIFTY (50) FOOT RADIUS AND A LENGTH OF FIFTY-EIGHT AND THIRTY-SIX HUNDREDTHS (58.36) FEET TO A 3/4 INCH IRON PIPE; THENCE NORTH NINETEEN (19) DEGREES FIFTY-FIVE (55) MINUTES FOURTEEN (14) SECONDS EAST SEVENTY-FIVE (75) FEET TO A 3/4 INCH PIPE; THENCE NORTH EIGHTY-NINE (89) DEGREES FOUR (4) MINUTES FORTY-SIX (46) SECONDS WEST, FOUR HUNDRED FIFTEEN AND THIRTY-THREE HUNDREDTHS (415.33) FEET TO THE CENTERLINE OF INDIANA STATE HIGHWAY NUMBER 15; THENCE NORTH NINETEEN (19) DEGREES FIFTY-FIVE (55) MINUTES FOURTEEN (14) SECONDS EAST ON SAID CENTERLINE, FIVE HUNDRED TWENTY-ONE AND FIFTY-FIVE (521.55) FEET; THENCE SOUTH SEVENTY (70) DEGREES FOUR (4) MINUTES FORTY-SIX (46) SECONDS EAST, TWO HUNDRED SIXTY-THREE AND EIGHTY-ONE HUNDREDTHS (263.81) FEET TO A 3/4 INCH PIPE; THENCE NORTH NINETEEN (19) DEGREES FIFTY-FIVE (55) MINUTES FOURTEEN (14) SECONDS EAST, TWO HUNDRED EIGHTY-SEVEN AND EIGHTY-TWO HUNDREDTHS (287.82) FEET ON A LINE PARALLEL WITH THE CENTERLINE OF INDIANA STATE HIGHWAY NUMBER 15 TO A 3/4 INCH PIPE ON THE NORTH LINE OF THE SOUTH HALF (S 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION TWENTY-SEVEN (27); THENCE SOUTH EIGHTY-NINE (89) DEGREES TWENTY-EIGHT (28) MINUTES FIFTY (50) SECONDS EAST, SEVENTY-ONE AND EIGHTY-NINE HUNDREDTHS (71.89) FEET ON SAID NORTH LINE TO A 3/4 INCH IRON PIPE; THENCE NORTH ONE (1) DEGREE TWENTY (20) MINUTES FOURTEEN (14) SECONDS EAST, A DISTANCE OF ONE HUNDRED FIFTEEN AND TWENTY-FOUR HUNDREDTHS (115.24) FEET TO A REBAR; NORTH EIGHTY-SIX (86) DEGREES FOUR (4) MINUTES THIRTEEN (13) SECONDS WEST, A DISTANCE OF ONE HUNDRED (100) FEET TO A 3/4 INCH PIPE AT THE SOUTHEAST CORNER OF LOT 1 OF SAID RECORDED PLAT OF BROADMORE MANOR SUBDIVISION; THENCE NORTH NINETEEN (19) DEGREES FIFTY-ONE (51) MINUTES THIRTY-SEVEN (37) SECONDS EAST ON THE EAST LINE OF SAID LOT, ONE HUNDRED FORTY-SEVEN AND SIXTY-THREE HUNDREDTHS (147.63) FEET TO A 3/4 INCH PIPE ON THE SOUTH LINE OF BROADMORE DRIVE; THENCE NORTH EIGHTY-SIX (86) DEGREES THREE (3) MINUTES FIFTY-EIGHT (58) SECONDS WEST ON SAID SOUTH LINE, ONE HUNDRED FORTY-SIX AND EIGHTY-SEVEN HUNDREDTHS (146.87) FEET TO A 3/4 INCH PIPE; THENCE ON A TWENTY-FIVE (25) FOOT RADIUS CURVE TO THE LEFT, THIRTY-TWO AND THIRTY-TWO HUNDREDTHS (32.32) FEET TO 3/4 INCH PIPE ON THE EASTERLY RIGHT-OF-WAY LINE OF INDIANA STATE HIGHWAY NUMBER 15; THENCE SOUTH NINETEEN (19) DEGREES FIFTY-ONE (51) MINUTES FIFTY-EIGHT (58) SECONDS WEST ON SAID EAST RIGHT-OF-WAY LINE ONE HUNDRED TWENTY-EIGHT AND SEVENTY-EIGHT HUNDREDTHS (128.78) FEET TO A 3/4 PIPE; THENCE NORTH EIGHTY-SIX (86) DEGREES FOUR (4) MINUTES THIRTEEN (13) SECONDS WEST FORTY-ONE AND SIXTY HUNDREDTHS (41.60) FEET TO A P.K. NAIL IN THE CENTERLINE OF INDIANA HIGHWAY

NO. 15; THENCE NORTH NINETEEN (19) DEGREES FIFTY-ONE (51) MINUTES FIFTY-EIGHT (58) SECONDS EAST ALONG SAID CENTERLINE A DISTANCE OF TWO HUNDRED TEN AND FOUR HUNDREDTHS (210.04) FEET TO A P.K. NAIL; THENCE SOUTH EIGHTY-SIX (86) DEGREES THREE (3) MINUTES FIFTY-EIGHT (58) SECONDS EAST A DISTANCE OF THREE HUNDRED AND THIRTY-SEVEN HUNDREDTHS (300.37) FEET TO A REBAR MARKING THE SOUTHWEST CORNER OF LOT NUMBERED FOUR (4) IN THE RECORDED SUBDIVISION OF BROADMORE MANOR; THENCE NORTH THREE (3) DEGREES FORTY-SEVEN (47) MINUTES THIRTY-NINE (39) SECONDS EAST ALONG THE BOUNDARY OF SAID SUBDIVISION A DISTANCE OF ONE HUNDRED FORTY-SEVEN AND EIGHTEEN HUNDREDTHS (147.18) FEET; THENCE CONTINUING ALONG SAID BOUNDARY SOUTH EIGHTY-NINE (89) DEGREES FIFTY-ONE (51) MINUTES FIFTEEN (15) SECONDS EAST, EIGHTY-SEVEN AND SEVENTY-SIX HUNDREDTHS (87.76) FEET TO A 1/2 INCH PIPE; THENCE NORTH NINETEEN (19) DEGREES FORTY-NINE (49) MINUTES EIGHT (8) SECONDS EAST A DISTANCE OF ONE HUNDRED FIFTY-SEVEN AND EIGHTY-EIGHT HUNDREDTHS (157.88) FEET TO A 1/2 INCH PIPE; THENCE NORTH SEVENTY (70) DEGREES TEN (10) MINUTES SIX (6) SECONDS WEST A DISTANCE OF ONE HUNDRED FORTY-NINE AND SEVENTY-SEVEN HUNDREDTHS (149.77) FEET TO A 1/2 INCH PIPE; THENCE NORTH NINETEEN (19) DEGREES FORTY-ONE (41) MINUTES FOURTEEN (14) SECONDS EAST A DISTANCE OF THREE HUNDRED SIXTY (360) FEET TO A 1/2 INCH PIPE; THENCE SOUTH SEVENTY (70) DEGREES TEN (10) MINUTES FORTY-TWO (42) SECONDS EAST A DISTANCE OF ONE HUNDRED FORTY-NINE AND EIGHTY-FIVE (149.85) FEET TO A REBAR; THENCE NORTH NINETEEN (19) DEGREES FORTY-EIGHT (48) MINUTES FORTY-SIX (46) SECONDS EAST A DISTANCE OF FIVE HUNDRED NINETY-FOUR AND THIRTY-SIX HUNDREDTHS (594.36) FEET TO A 1/2 INCH PIPE ON THE SOUTH LINE OF LOT NUMBERED FIFTEEN (15) OF SAID RECORDED PLAT OF BROADMORE MANOR; THENCE NORTH SIXTY-SIX (66) DEGREES SIXTEEN (16) MINUTES ZERO (0) SECONDS WEST ALONG SAID SOUTH LINE A DISTANCE OF ONE HUNDRED FIFTY AND FIVE HUNDREDTHS (150.05) FEET TO A 1/2 INCH PIPE; THENCE NORTH SIXTY-THREE (63) DEGREES FIFTY-ONE (51) MINUTES ZERO (0) SECONDS WEST ALONG THE SOUTH LINE OF LOT NUMBERED FIFTEEN (15) AND THE NORTH LINE OF LOT NUMBERED TEN (10) IN PLEASANT PLAIN SUBDIVISION, A DISTANCE OF ONE HUNDRED NINETY-SIX AND FIFTY-NINE HUNDREDTHS (196.59) FEET TO A P.K. NAIL IN THE CENTERLINE OF INDIANA STATE HIGHWAY 15; THENCE NORTHEASTERLY ALONG SAID CENTERLINE, ON A TWO THOUSAND EIGHT HUNDRED SIXTY-FOUR AND SEVENTY-NINE HUNDREDTHS (2,864.79) FOOT RADIUS CURVE TO THE RIGHT, A DISTANCE OF FIFTY (50) FEET TO A P.K. NAIL; THENCE SOUTH SIXTY-THREE (63) DEGREES FORTY-EIGHT (48) SECONDS EAST A DISTANCE OF ONE HUNDRED NINETY-ONE AND FORTY HUNDREDTHS (191.40) FEET TO A 3/4 INCH PIPE; THENCE SOUTH SIXTY-SIX (66) DEGREES SIX (6) MINUTES TWENTY-SIX (26) SECONDS EAST A DISTANCE OF FIFTY-SIX AND TWENTY-SEVEN HUNDREDTHS (56.27) FEET TO A REBAR; THENCE NORTH TWENTY (20) DEGREES FORTY-FOUR (44) MINUTES FIFTY-SIX (56) SECONDS EAST A DISTANCE OF ONE HUNDRED FIFTY-ONE AND NINETY-NINE (151.99) FEET TO A REBAR; THENCE NORTH SIXTY-FOUR (64) DEGREES THIRTY-ONE (31) MINUTES THIRTY-FOUR (34) SECONDS WEST A DISTANCE OF TWO HUNDRED TWENTY-SEVEN AND EIGHTY-FOUR HUNDREDTHS (227.84) FEET TO A P.K. NAIL IN THE CENTERLINE OF INDIANA HIGHWAY NO. 15; THENCE NORTHEASTERLY ON A TWO THOUSAND EIGHT HUNDRED SIXTY-FOUR AND SEVENTY-NINE HUNDREDTHS (2,864.79) FOOT RADIUS CURVE TO THE RIGHT, A DISTANCE OF TEN (10) FEET TO A P.K. NAIL; THENCE SOUTH SIXTY-FOUR (64) DEGREES FORTY-ONE (41) MINUTES SEVENTEEN (17) SECONDS EAST, A DISTANCE OF THIRTY (30) FEET TO A 3/4 INCH IRON PIPE ON THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID INDIANA HIGHWAY NO. 15; THENCE

Forest Creek MHC:

Highland MHC:

Oak Ridge MHC:

Twin Pines MHC:

Birchwood Farms MHC:

A parcel of land situated in the West 1/2 of the Southwest 1/4 of Section 29, Township 10, North, Range 6 East, Saginaw County, Michigan, more particularly described as follows: Commencing at the Southwest corner of Section 29, Town 10 North, Range 6 East, proceed thence North 1,583.92 feet along the West line of said Section 29 to the point of beginning; thence continue North 1,047.00 feet along said West line of Section 29 to the East-West 1/4 line of said Section 29; thence North 89 degrees 51 minutes 20 seconds East, 1,309.70 feet along said East-West 1/4 line of Section 29 to the East line of the West 1/2 of the Southwest 1/4 of said Section 29, thence South 0 degrees 04 minutes 50 seconds West, 1050.25 feet to a point; thence West 1,308.15 feet to the point of beginning, EXCEPT the North 491.01 feet of the West 300.00 feet thereof.

Gregory Courts MHC:

PREMISES "A"

ALL THAT CERTAIN lot or piece of ground, Situate in the Township of Honey Brook, County of Chester and Stale of Pennsylvania, bounded and described according to a survey thereof made on December 24, 1969, by Robert D. Cooper, Registered Surveyor of Ottsville, Pennsylvania, as follows, to wit:

BEGINNING at a spike a corner in or near the center line of U.S. Route #322 and said corner also being a corner of land now or late of Frank Pfitzermeyer Estate: (1) thence along said land now or late of Frank Pfitzermeyer Estate South 07° 13' 10" East 328.31 feet to an iron pipe, a corner and said corner also being a corner of land now or late of Clement Alenovitz, et ux; (2) thence along said land formerly of Clement Alenovitz, et ux, North 73° 15' 00" West 333.38 feet to an iron pipe, a corner; (3) thence still along same and along the Easterly side of a 20 feet wide right of way South 16° 45' West 227.00 feet to an iron pipe, a corner of land formerly of Clement Alenovitz, et ux, and said corner also being a corner of land now or late of George Alenovitz, et ux; (4) thence along said land now or late of George Alenovitz, et ux, South 59° 07' 20" West 29.67 feet to an iron pipe, a corner; (5) thence along the same North 73° 15' West 350.00 feet to an iron pipe, a corner; (6) thence still along the same and passing over an iron pipe 20.00 feet from the end of this line North 16° 45' East 548.92 feet to a spike, a corner in or near the center line of U.S. Route #322, (7) thence along in or near the center line of U.S. Route #322 South 73°15' East 570.00 feet to the point and place of BEGINNING.

PREMISES "B"

ALL THAT CERTAIN lot or tract of land, Situate in the Township of Honey Brook, County of Chester and State of Pennsylvania, bounded and described according to a survey thereof made by Robert D. Cooper, Registered Surveyor of Ottsville, Pennsylvania on June 3rd, 1965 and last revised June 4th, 1965, as follows, to wit:

BEGINNING at an iron pipe, a corner of Lots #1 and #3 on the East side of a Twenty feet wide right of way and said iron pipe being measured on a course of South 16° 45' West 300.00 feet from the centerline of U.S. #322, known as the Downingtown, Ephrata, and Harrisburg Turnpike, which last mentioned point is at the distance of 200.00 feet measured on a course of North 73° 15' West, along the center line of said Turnpike from a corner of land now or late of Frank Pfitzermeyer Estate; thence along said Lot #1 South 73° 15' East, 333.38 feet to an iron pipe, a corner of Lots #1 and #3 and in line of land now or late of Frank Pfitzermeyer Estate: Thence along said land now or late of Frank Pfitzermeyer Estate, South 07°13' 10" East, 248.45 feet to a mark stone a corner, Thence North 73° 15' West 434.31 feet to an iron pipe, a corner on the East side of a 20 feet wide right of way; Thence along said side of said 20 feet wide right of way, North 16° 45' East 227 feet to the first mentioned point and place of BEGINNING.

BEING Lot No. 3 on said plan.

TOGETHER with the free and common use, right, liberty and privilege of the above mentioned 20 feet wide right of way as shown on said plan as and for a right of way and passageway at all times hereafter forever in common with the owners, tenants and occupiers of the other lots and

Sunnyside MHC:

Valley View Danboro MHC:

Valley View MHC in Honey Brook:

EXHIBIT B

INTENTIONALLY OMITTED

B - 1

EXHIBIT C

FORM OF SPECIAL WARRANTY DEED

[WILL NEED TO REVISE FOR INDIANA AND MICHIGAN COMMUNITIES]

Prepared by:

Record and return to:

Tax Parcel Number:

THIS INDENTURE is executed the _____ day of

 in the year

, and effective as of the _____ day of        in the year     , between       , a        (hereinafter called the “Grantor”), of the one part, and       , a        (hereinafter called the “Grantee”), of the other part.

WITNESSETH, that the Grantor, for and in consideration of the sum of

 ($

  ), lawful money of the United States of America, unto it well and truly paid by the Grantee, at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, has granted, bargained and sold, aliened, enfeoffed, released and confirmed, and by these presents does grant, bargain and sell, alien, enfeoff, release and confirm unto the Grantee, its successors and assigns, the premises described as follows:

ALL THAT CERTAIN lot or piece of ground with the buildings and improvements located thereon, situate in the Township of     , County of     , Commonwealth of Pennsylvania, as more particularly described on Exhibit “A” attached hereto (the “Real Property”).

BEING the same premises which

, by Deed dated

, and recorded in the Office of the Recorder of Deeds of      County, Pennsylvania on    , in Deed Book Volume  , Page     , granted and conveyed unto the Grantor, in fee.

UNDER AND SUBJECT to all covenants, conditions, restrictions, and other matters listed on Exhibit B attached hereto and incorporated herein by this reference (the “Permitted Exceptions”).

TOGETHER with all and singular the buildings, improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in any wise appertaining, and the reversions and remainders, rents, issues and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of it, the Grantor, as well at law as in equity, or otherwise howsoever, of, in, and to the same and every part thereof.

TO HAVE AND TO HOLD the said lot or piece of ground above described together with the buildings and improvements thereon erected, hereditaments and premises hereby granted, or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns, to and for the only proper use and behalf of the Grantee, its successors and assigns forever.

UNDER AND SUBJECT as aforesaid.

AND the Grantor, for itself and its successors, does covenant, grant and agree, to and with the Grantee, its successors and assigns, by these presents, that it, the Grantor and its successors, all and singular the buildings, hereditaments and premises hereby granted or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns against it, the Grantor and its successors, and against all and every person and persons whomsoever lawfully claiming or to claim the same or any part thereof, by, from or under it, them or any of them, shall and will, UNDER AND SUBJECT as aforesaid, WARRANT and forever DEFEND.

NOTICE -- THIS DOCUMENT DOES NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND. THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT.  [This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P. L. 984, as amended.]

IN WITNESS WHEREOF, the Grantor has caused this Indenture to be executed under seal, on the day and year first above written.

GRANTOR: , a By: Name: Title:
The address of the above-named Grantee is: On behalf of Grantee

ARTICLE 1

STATE OF _____________

)

) SS.

COUNTY OF _________

)

I, _________________________, a Notary Public in and for said County in the State aforesaid, do hereby certify that ___________________, the _______________________ of         , a(n)       , personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered such instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, and in the capacity set forth therein.

GIVEN under my hand and notarial seal this_______ day of ____________, 20__.

Notary Public

My Commission expires:   _______________________

STATE OF _____________ _

)

COUNTY OF _________ ___

)

Before me, a Notary Public in and for said State and County, duly commissioned and qualified, personally appeared ______________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged ____self to be the ____________________ of ___________________________________, a _________________________, the within named bargainor, and that ___ executed the foregoing instrument for the purposes therein contained, by signing the name of the _______________, by himself as such ______________________.

Witness my hand , at office, this _____ day of _________ ____________, 20__ _ ..

____________________________________

Notary Public

My Commission E xpires : ___________________

EXHIBIT D

FORM OF BILL OF SALE

THIS BILL OF SALE (“Bill of Sale”), is made as of the        day of                          , 20    by and between _______________________________, a ________________________ (“Seller”) and                          , a                           (“Buyer”).

W I T N E S S E T H:

WHEREAS, by that certain Purchase and Sale Agreement (“Sale Agreement”) dated as of                          , 20    , by and between Seller and Buyer, Seller agreed to sell to Buyer certain real property, and the improvements located thereon (“Real Property”) as more particularly described in Exhibit A attached hereto and incorporated herein by this reference, together with all improvements located thereon (“Real Property”); and

WHEREAS, by deed of even date herewith, Seller conveyed the Real Property to Buyer; and

WHEREAS, in connection with the above described conveyance Seller desires to sell, transfer and convey to Buyer certain items of tangible personal property as hereinafter described.

NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Buyer, its legal representatives, successors and assigns, all of its right, title and interest in and to (a) all tangible personal property owned by Seller (excluding any computer software which either (i) is licensed to Seller or Seller’s property manager, or (ii) Seller or Seller’s property manager deems proprietary), located on the Real Property and used in the ownership, operation and maintenance of the Real Property, including without limitation the items described in Exhibit A attached hereto and (b) all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Real Property, internal analyses, marketing information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, and attorney-client privileged documents), relating to the Real Property (herein collectively called the “Personal Property”), to have and to hold, all and singular, the Personal Property unto Buyer forever.

This Bill of Sale is made without any covenant, warranty or representation by, or recourse against, Seller except as expressly set forth in the Sale Agreement and the documents executed in connection therewith.

If any term or provision of this Bill of Sale or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Bill of Sale or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Bill of Sale shall be valid and enforced to the fullest extent permitted by law.

D-1

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of the date first set forth hereinabove.

___________________________________________, a ______________________

By:

Name:

Title:

D-2

EXHIBIT E

FORM OF ASSIGNMENT OF LEASES

THIS ASSIGNMENT OF LEASES (“Assignment”), is made as of the        day of                          , 20    by and between ___________________________________________, a ______________________ (“Assignor”) and                          , a                           (“Assignee”).

W I T N E S S E T H:

WHEREAS, by Purchase and Sale Agreement (“Sale Agreement”) dated as of                          , 20    , by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon (“Property”) as more particularly described in the Sale Agreement; and

WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain leases and Assignee shall assume all of the obligations of Assignor under such leases from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Assignment.  Assignor hereby assigns, sets over and transfers to Assignee all of its right, title and interest in, to and under the leases (“Leases”) with the tenants of the Property identified on Exhibit A attached hereto and incorporated herein by this reference.

2.

Assumption.  Assignee hereby assumes all liabilities and obligations of Assignor under the Leases arising or accruing after the date hereof.

3.

Miscellaneous.  This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of ________________ and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

4.

Severability.  If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

5.

Counterparts.  This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

E-1

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.

ASSIGNOR:

___________________________________________, a ______________________

By:

Name:

Title:

ASSIGNEE:

___________________________________________, a ______________________

By:

Name:

Title:

E-2

EXHIBIT F

FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY

THIS ASSIGNMENT OF INTANGIBLE PROPERTY (“Assignment”), is made as of the        day of                          , 20    by and between ___________________________________________, a ______________________ (“Assignor”) and                          , a                           (“Assignee”).

W I T N E S S E T H:

WHEREAS, by Purchase and Sale Agreement (“Sale Agreement”) dated as of                         , 20    , by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon (“Property”) as more particularly described in the Sale Agreement; and

WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee rights to certain intangible property and that Assignee shall assume all of the obligations of Assignor under such intangible property from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Assignment of Contracts and Licenses and Permits.  Assignor hereby assigns, sets over and transfers to Assignee all of its right, title and interest, if any, in, to and under (if and to the extent assignable by Assignor without expense to Assignor), (a) all service, supply, maintenance and utility agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the Real Property and the Personal Property, all of which are listed in Exhibit A attached hereto and incorporated herein by this reference (herein collectively called the “Contracts”), (b) to the extent that the same are in effect as of the date hereof, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the Property (excluding Seller’s right to the names and trademarks “ARC”, “American Residential Communities”, the ARC logo and any other names or marks used by American Residential Communities LLC not related exclusively to the Property, any and all websites maintained by Seller or Seller’s property manager with respect to the Property and any and all telephone numbers maintained by Seller or Seller’s property manager and not used exclusively in connection with the operation of the Property) (herein collectively called the “Licenses and Permits”) and (c) any and all warranties and guarantees relating to the Property (“Warranties”).

2.

Assumption.  Assignee hereby assumes and takes responsibility for all damages, losses, costs, claims, liabilities, expenses, demands, and obligations of any kind or nature whatsoever attributable to the Contracts, the Licenses and Permits and the Warranties arising or accruing after the date hereof.

3.

Covenants.  If and to the extent that any retail installment sale contracts for homes being assigned under this Assignment are not “servicer released” as of the date hereof, Assignor hereby covenants to use reasonable efforts to cause such contracts to be servicer released within sixty (60) days after the date hereof and, in any event, Assignor shall promptly upon receipt thereof remit to Buyer any net revenue received by Assignor under such contracts attributable to the period of time from and after the date hereof.

F-1

4.

Miscellaneous.  This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of ____________________ and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

5.

Severability.  If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

6.

Counterparts.  This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.

ASSIGNOR:

___________________________________________, a ______________________

By:

Name:

Title:

ASSIGNEE:

___________________________________________, a ______________________

By:

Name:

Title:

F-2

EXHIBIT G

FORM OF NOTICE TO TENANTS

Date

Re:

Notice of Change of Ownership of

[Name of Property]

[Property Address]

[City, State]

Ladies and Gentlemen:

You are hereby notified as follows:

1.

That as of the date hereof, _______________________ has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property (the “Property”) to                          (the “New Owner”).

2.

Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address:

____________________________

____________________________

____________________________

____________________________

3.

Your security deposit, if any, has been transferred to the New Owner and as such the New Owner shall be responsible for holding the same in accordance with the terms of your lease.

Sincerely,

___________________________________________, a ______________________

By:

G- 1

EXHIBIT H

FORM OF FIRPTA AFFIDAVIT

Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.  For U.S.  tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which holds legal title to a U.S.  real property interest under local law) will be the transferor of the property and not the disregarded entity.  To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by ___________________________________________, a ______________________ (“Seller”), the undersigned hereby certifies the following on behalf of Seller:

1.

Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and

2.

Seller is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations.

3.

Seller’s U.S.  employer tax identification number is __________; and

4.

Seller’s office address is ____________________________________________.

Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

The undersigned declares that she/he has examined this certification and to the best of her/his knowledge and belief it is true, correct and complete, and she/he further declares that she/he has authority to sign this document on behalf of Seller.

Dated:                             , 20    .

___________________________________________, a ______________________

By:

Name:

Title:

H-1

STATE OF __________

§

§

COUNTY OF _________

§

This instrument was acknowledged before me on                          , 20     by

, a

         of            a            on behalf of said company.

Notary Public, State of _____________

MY COMMISSION EXPIRES:

______________________

H-2

EXHIBIT  I

SURVEY DESCRIPTIONS

Broadmore MHC:

That certain survey dated July 27, 2007, prepared by Randall Miller & Associates, Inc., coordinated by International Land Services, Inc., identified as Job No. 07-04-023:081.

Forest Creek MHC:

That certain survey dated July 30, 2007, prepared by Nederveld, coordinated by International Land Services, Inc., identified as Job No. 07-04-023:082.

Highland MHC:

That certain survey dated July 20, 2007, prepared by Nederveld, coordinated by International Land Services, Inc., identified as Job No. 07-04-023:083.

Oak Ridge MHC:

That certain survey dated July 20, 2007, prepared by Nederveld, coordinated by International Land Services, Inc., identified as Job No. 07-04-023:084.

Twin Pines MHC:

That certain survey dated July 30, 2007, prepared by Nederveld, coordinated by International Land Services, Inc., identified as Job No. 07-04-023:085.

Birchwood Farms MHC:

That certain survey dated July 20, 2007, prepared by Nederveld, coordinated by International Land Services, Inc., identified as Job No. 07-04-023:115.

Gregory Courts MHC:

That certain survey dated July 30, 2007, prepared by Hardie Surveying Services, coordinated by MKAssociates, LLC, identified as Project No. 1046-07-1264: 106.

Sunnyside MHC:

That certain survey dated May 16, 2007, revised July 30, 2007, prepared by Hardie Surveying Services, coordinated by MKAssociates, LLC, identified as Project No. 1046-07-1264: 115.

Valley View Danboro MHC:

I - 1

That certain survey dated May 22, 2007, revised July 27, 2007, prepared by Hardie Surveying Services, coordinated by MKAssociates, LLC, identified as Project No. 1046-07-1264: 116.

Valley View MHC in Honey Brook:

That certain survey dated May 16, 2007, revised July 30, 2007, prepared by Hardie Surveying Services, coordinated by MKAssociates, LLC, identified as Project No. 1046-07-1264: 119.

I - 2

EXHIBIT J

INTENTIONALLY OMITTED

J - 1

EXHIBIT K

CONFIDENTIALITY AGREEMENT

[On File]

K - 1

EXHIBIT L

ACCESS AGREEMENT

[On File]

L - 1

EXHIBIT M

INTENTIONALLY OMITTED

M - 1

EXHIBIT N

FORM OF NOTICE TO VENDORS

Date

Re:

Notice of Change of Ownership of

[Name of Property]

[Property Address]

[City, State]

Reference is made to an agreement with respect to the furnishing by you of certain services at the captioned property.

Effective this date, the new owner of the property is ___________________________.  You should direct all bills, notices and other communications to                     .

Very truly yours,

SELLER

By:

Name:

Title:

N - 1

EXHIBIT O

OTHER SECTION 5.2 PRORATIONS

None.

O - 1

EXHIBIT P

HOMES

As of December 10, 2012

COMMUNITY NAME	LOT#	STATE	SERIAL NUMBER	MODEL YEAR	MANUFACTURE	BOX SIZE
BROADMORE	114R	IN	INFL555A10944-HP13	2005	Fleetwood	16 x 76
BROADMORE	115R	IN	11249680	1996	Redman	16 x 72
BROADMORE	116R	IN	INFL355A10023BM13	2004	Fleetwood	16 x 76
BROADMORE	119R	IN	INFL3455A10024BM13	2004	Fleetwood	16 x 76
BROADMORE	121R	IN	INFL355A10025BM13	2004	Fleetwood	16 x 76
BROADMORE	123R	IN	INFL555A11173-HP13	2005	Fleetwood	16 x 76
BROADMORE	126R	IN	210F600487AB000HK	2006	Dutch	28 x 48
BROADMORE	128R	IN	INFL455A10854-HP13	2005	Fleetwood	16 x 76
BROADMORE	129R	IN	CIN103365W	2006	Champion	16 x 76
BROADMORE	133R	IN	infl455a10026BM13	2004	Fleetwood	16 x 76
BROADMORE	134R	IN	11255244	1998	Redman	16 x 76
BROADMORE	138R	IN	INFL555A11171HP13	2005	Fleetwood	16 x 76
BROADMORE	141R	IN	INFL555A11172-HP13	2005	Fleetwood	16 x 76
BROADMORE	143R	IN	CIN103366W (TITLE TO BE RECEIVED POST-CLOSE)	2006	Champion	16 x 76
BROADMORE	147R	IN	CIN103367W	2006	Champion	16 x 76
BROADMORE	151R	IN	INFL555A10945-HP13	2005	Fleetwood	16 x 76
BROADMORE	158R	IN	210F600478AB000HK	2006	Dutch	28 x 44
BROADMORE	162R	IN	INFLL76A0124AU	1990	Fleetwood	14 x 66
BROADMORE	164R	IN	M286647AB	1999	Schult	28 x 64
BROADMORE	177R	IN	11248764	1995	Redman	24 x 64
BROADMORE	179R	IN	INFL555A10946-HP13	2005	Fleetwood	16 x 76
BROADMORE	184R	IN	112B4487	1995	Redman	28 x 56
BROADMORE	185R	IN	INFL455A10855HP13	2005	Fleetwood	16 x 76
BROADMORE	187R	IN	INFLV55A71694BD13 (TITLE TO BE RECEIVED POST-CLOSE)	1998	Fleetwood	14 x 76
BROADMORE	338R	IN	11241899	1992	Redman	16 x 76
BROADMORE	408R	IN	HH4111INAB2 (TITLE TO BE RECEIVED POST-CLOSE)	1998	HART	28 x 56
BROADMORE	417R	IN	137B8432	1998	Redman	24 x 48
BROADMORE	421R	IN	210F600486AB000HK	2006	Dutch	28 x 48
BROADMORE	422R	IN	137C1618	2000	Redman	28 x 48
BROADMORE	440R	IN	137C2703	2001	Redman	28 x 64
BROADMORE	454R	IN	INFL555A/B11430HP13	2006	Fleetwood	28 x 48
BROADMORE	455R	IN	D2-38-0740-NAB	2001	Skyline	32 x 72
BROADMORE	457R	IN	DHIN34544D	2002	Dutch	26 x 56
BROADMORE	459R	IN	MY99109066K	1999	Fairmont	16 x 76
BROADMORE	460R	IN	11260547	2000	Redman	14 x 70
BROADMORE	461R	IN	021-013516A-000-H	2006	Champion	16 x 76
BROADMORE	462R	IN	11254944	1998	Redman	16 x 76
BROADMORE	464R	IN	CIN103377W	2006	Champion	16 x 76
BROADMORE	467R	IN	infl455a10027BM13	2004	Fleetwood	16 x 76
BROADMORE	468R	IN	CIN103376W	2006	Champion	16 x 76
BROADMORE	471R	IN	PAT22416TN	1998	Patriot	16 x 76
BROADMORE	491R	IN	VP3673ABIN	1997	Victorian	28 x 56
BROADMORE	496R	IN	INFL555A11234HP13	2005	Fleetwood	16 x 76
BROADMORE	498R	IN	INFL555A11235HP13	2005	Fleetwood	16 x 76
BROADMORE	499R	IN	11258074	1999	Redman	14 x 70
BROADMORE	500R	IN	PAT22835IN	1999	Patriot	16 x 76
BROADMORE	502R	IN	01828N	2000	Not Applicable	16 x 80
BROADMORE	503R	IN	11265187	2002	Redman	16 x 80
BROADMORE	504R	IN	INFL555A11236HP13	2005	Fleetwood	16 x 76
BROADMORE	507R	IN	INFL555A11237HP13	2005	Fleetwood	16 x 76
BROADMORE	514R	IN	CV890ABIN (TITLE TO BE RECEIVED POST-CLOSE)	1999	Patriot	28 x 48
BROADMORE	520R	IN	INFL455A10856-HP13	2005	Fleetwood	16 x 76
BROADMORE	522R	IN	INFL455A10857-HP13	2005	Fleetwood	16 x 76
BROADMORE	523R	IN	11259020	1999	Patriot	16 x 76
BROADMORE	538R	IN	INFL455A10858-HP13	2005	Fleetwood	16 x 76
BROADMORE	539R	IN	02848N	1999	Champion	16 x 72
BROADMORE	547R	IN	210F600479AB000HK	2006	Champion	28 x 44
BROADMORE	550R	IN	INFL455A10859-HP13	2005	Fleetwood	16 x 76
BROADMORE	552R	IN	11266137	2003	Redman	16 x 80
BROADMORE	573R	IN	137B9300	1998	Redman	28 x 52
BROADMORE	746R	IN	11253441	1997	Redman	16 x 76
FOREST CREEK	001R	IN	112B5847	1996	Redman	28 x 64
FOREST CREEK	008R	IN	137C0287	1999	Redman	28 x 64
FOREST CREEK	012R	IN	INFL555A/B11436HP13	2006	Fleetwood	28 x 52
FOREST CREEK	017R	IN	INFL555A11181HP13	2005	Fleetwood	28 x 44
FOREST CREEK	022R	IN	INFL555A10976-HP13	2005	Fleetwood	28 x 44
FOREST CREEK	023R	IN	210F600477AB000HK	2006	Dutch	28 x 44
FOREST CREEK	033R	IN	INFL455A10840-HP13	2005	Fleetwood	28 x 44
FOREST CREEK	034R	IN	INFL455A10841-HP13	2005	Fleetwood	28 x 44
FOREST CREEK	037R	IN	INFL555A11391HP13	2006	Fleetwood	16 x 76
FOREST CREEK	038R	IN	11250143	1996	Redman	14 x 70
FOREST CREEK	045R	IN	210F600975AB000HK	2007	Dutch	28 x 44
FOREST CREEK	049R	IN	INFL555A11178-HP13	2005	Fleetwood	16 x 76
FOREST CREEK	050R	IN	CIN103380W	2006	Champion	16 x 76
FOREST CREEK	054R	IN	CIN103362W	2006	Champion	16 x 76
FOREST CREEK	056R	IN	11265189	2002	Redman	16 x 80
FOREST CREEK	058R	IN	INFL555A11392HP13	2006	Fleetwood	16 x 76
FOREST CREEK	059R	IN	INFL555A11393HP13	2006	Fleetwood	16 x 76
FOREST CREEK	061R	IN	VP1637ABIN	1996	Patriot	28 x 52
FOREST CREEK	062R	IN	INFLS76A09609AU13 (TITLE TO BE RECEIVED POST-CLOSE)	1996	Fleetwood	16 x 76
FOREST CREEK	064R	IN	112B1889 (TITLE TO BE RECEIVED POST-CLOSE)	1993	Redman	14 x 70
FOREST CREEK	065R	IN	DHIN34201D	2001	Dutch	16 x 72
FOREST CREEK	072R	IN	CIN103363W	2006	Champion	16 x 76
FOREST CREEK	074R	IN	CIN103364W (TITLE TO BE RECEIVED POST-CLOSE)	2006	Champion	16 x 76
FOREST CREEK	077R	IN	INFL555A10959-HP13	2005	Fleetwood	16 x 76
FOREST CREEK	089R	IN	11251102	1996	Redman	24 x 48
FOREST CREEK	091R	IN	INFL555A10960-HP13	2005	Fleetwood	28 x 44
FOREST CREEK	094R	IN	INFL455AB10144RF13	2004	Fleetwood	28 x 44
FOREST CREEK	097R	IN	INFL555A/B11415HP13	2006	Fleetwood	28 x 44
FOREST CREEK	105R	IN	AC-F9-31-0470-N-AB	2001	Skyline	28 x 56
FOREST CREEK	107R	IN	11250604	1996	Redman	24 x 52
FOREST CREEK	110R	IN	INFL555A/B11416HP13	2006	Fleetwood	28 x 44
FOREST CREEK	111R	IN	11253912	1997	Redman	28 x 48
FOREST CREEK	119R	IN	MY99A9287ABW	1999	Fairmont	28 x 60
FOREST CREEK	121R	IN	137B7214	1997	Redman	26 x 56
FOREST CREEK	124R	IN	CIN103381w	2006	Champion	16 x 76
FOREST CREEK	125R	IN	INFL555A11179-HP13	2005	Fleetwood	16 x 76
FOREST CREEK	127R	IN	43310192Z	1990	Skyline	14 x 70
FOREST CREEK	128R	IN	VP4731ABIN	1998	Victorian	28 x 56
FOREST CREEK	135R	IN	INFL455AB10145RF13	2004	Fleetwood	28 x 44
FOREST CREEK	136R	IN	210F600476AB000HK	2006	Dutch	28 x 44
FOREST CREEK	141R	IN	210F600474AB000HK	2006	Dutch	28 x 44
FOREST CREEK	142R	IN	137B7913	1997	Redman	28 x 52
FOREST CREEK	144R	IN	112B2787	1993	Redman	16 x 76
FOREST CREEK	145R	IN	INFL555aB11180-HP13	2005	Fleetwood	28 x 44
FOREST CREEK	147R	IN	137B9559	1998	Redman	28 x 48
FOREST CREEK	148R	IN	HH3535INAB2	1998	HART	28 x 56
FOREST CREEK	150R	IN	INFL455AB10142RF13	2004	Fleetwood	28 x 44
FOREST CREEK	151R	IN	18591	1997	Dutch	26 x 44
FOREST CREEK	155R	IN	VP5318ABIN (TITLE TO BE RECEIVED POST-CLOSE)	1998	Patriot	26 x 56
FOREST CREEK	157R	IN	NFL555Ab10961-HP13	2005	Fleetwood	28 x 44
FOREST CREEK	158R	IN	HH3444INAB2	1998	Not Applicable	28 x 56
FOREST CREEK	163R	IN	1HP98688	1998	Holly Park	14 x 70
FOREST CREEK	167R	IN	FHM106457M	2001	Fortune Homes	24 x 40
HIGHLAND	021R	IN	CIN103356w	2006	Champion	16 x 66
HIGHLAND	024R	IN	INFL555Ab10975-HP13	2005	Fleetwood	28 x 44
HIGHLAND	042R	IN	A9421065L	1999	Skyline	16 x 68
HIGHLAND	048R	IN	INFL555AB11238HP13	2005	Fleetwood	28 x 44
HIGHLAND	051R	IN	M0120031	1986	Not Applicable	14 x 68
HIGHLAND	067R	IN	210F600455AB (TITLE TO BE RECEIVED POST-CLOSE)	2006	Champion	26 x 48
HIGHLAND	074R	IN	infl555ab11417hp13	2006	Fleetwood	28 x 44
HIGHLAND	083R	IN	INFL555A11233HP13	2005	Fleetwood	16 x 76
HIGHLAND	084R	IN	INFL555A11232HP13	2005	Fleetwood	16 x 76
HIGHLAND	098R	IN	infl555a11388hp13	2006	Fleetwood	16 x 76
HIGHLAND	104R	IN	210F600481AB-000-H-K	2006	Dutch	28 x 44
HIGHLAND	107R	IN	11324	1988	Patriot	14 x 70
HIGHLAND	110R	IN	INFLS55AB01493LP13	1995	Fleetwood	28 x 64
HIGHLAND	121R	IN	M0341111	2001	Not Applicable	16 x 72
HIGHLAND	122R	IN	8D421250I	1996	Skyline	16 x 70
HIGHLAND	124R	IN	MVIN324364IND	1988	Patriot	28 x 48
HIGHLAND	129R	IN	11860	1989	Patriot	16 x 70
HIGHLAND	130R	IN	FH100251	1995	Not Applicable	16 x 76
HIGHLAND	135R	IN	11243959	1993	Redman	14 x 70
HIGHLAND	148R	IN	11247948 (TITLE TO BE RECEIVED POST-CLOSE)	1995	Redman	14 x 70
HIGHLAND	156R	IN	12501AB	1989	Patriot	28 x 44
HIGHLAND	161R	IN	CIN103371W	2006	Champion	16 x 76
HIGHLAND	162R	IN	infl555a11394hp13	2006	Fleetwood	16 x 76
HIGHLAND	163R	IN	INFL555A11389HP13	2006	Fleetwood	16 x 76
HIGHLAND	174R	IN	infl355a10016BM13	2004	Fleetwood	16 x 76
HIGHLAND	177R	IN	CIN103370W	2006	Champion	16 x 76
HIGHLAND	178R	IN	INFL655A12444-HP13	2007	Fleetwood	16 x 76
HIGHLAND	179R	IN	INFL655A12445-HP13	2007	Fleetwood	16 x 76
HIGHLAND	184R	IN	INFL455A10833-HP13	2005	Fleetwood	16 x 76
HIGHLAND	191R	IN	MO278661	1997	Mansion	16 x 76
HIGHLAND	204R	IN	INFL455A10834-HP13	2005	Fleetwood	16 x 76
HIGHLAND	210R	IN	PAT22195IN	1998	Patriot	16 x 76
HIGHLAND	213R	IN	INFL355A10017BM13	2004	Fleetwood	16 x 76
HIGHLAND	214R	IN	MY99109429AB	1999	Century	28 x 60
HIGHLAND	220R	IN	MY00111933K	2000	Fairmont	16 x 76
HIGHLAND	223R	IN	11251924	1996	Redman	16 x 76
HIGHLAND	225R	IN	MO341181	2001	Redman	14 x 66
HIGHLAND	228R	IN	112B2788	1993	Redman	16 x 76
HIGHLAND	231R	IN	CIN103372w	2006	Champion	16 x 76
HIGHLAND	234R	IN	210F600482AB000HK	2006	Dutch	28 x 44
HIGHLAND	235R	IN	9p420637nab	2001	Skyline	24 x 56
HIGHLAND	236R	IN	my9742400abf	1997	Fairmont	28 x 64
OAK RIDGE	003R	IN	137C3211	2001	Redman	28 x 56
OAK RIDGE	005R	IN	100145T	1999	Commodore	28 x 64
OAK RIDGE	007R	IN	11235533AB (BOND ONLY – NO TITLE WILL BE RECEIVED)	1989	Redman	28 x 56
OAK RIDGE	016R	IN	112M5632	1990	Redman	28 x 56
OAK RIDGE	022R	IN	INFL555Ab10842-HP13	2005	Fleetwood	28 x 44
OAK RIDGE	023R	IN	INFL355A10018BM13	2004	Fleetwood	16 x 76
OAK RIDGE	029R	IN	12913	1989	Patriot	14 x 70
OAK RIDGE	033R	IN	INFL455A10836-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	034R	IN	INFL355A10019BM13	2004	Fleetwood	16 x 76
OAK RIDGE	037R	IN	INFL555A10973-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	038R	IN	INFL455A10835-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	044R	IN	CIN103368W	2006	Champion	16 x 76
OAK RIDGE	049R	IN	112A7622	1989	Redman	14 x 70
OAK RIDGE	050R	IN	PAT22356IN	1998	Patriot	16 x 76
OAK RIDGE	051R	IN	INFL355A10020BM13	2004	Fleetwood	16 x 76
OAK RIDGE	055R	IN	INFLL76A00751AU	1990	Redman	14 x 54
OAK RIDGE	059R	IN	11266156	2003	Redman	16 x 80
OAK RIDGE	065R	IN	INFL555A11399HP13	2006	Fleetwood	16 x 76
OAK RIDGE	066R	IN	INFL455A10706HP13	2005	Fleetwood	16 x 76
OAK RIDGE	067R	IN	021-013510A-000-H	2006	Champion	16 x 76
OAK RIDGE	070R	IN	infl355a10021BM13	2004	Fleetwood	16 x 76
OAK RIDGE	077R	IN	CIN103369W	2006	Champion	16 x 76
OAK RIDGE	086R	IN	17224	1994	Patriot	16 x 72
OAK RIDGE	090R	IN	INFL555A11397HP13	2006	Fleetwood	16 x 76
OAK RIDGE	091R	IN	infl355a10022BM13	2004	Fleetwood	16 x 76
OAK RIDGE	092R	IN	11239138	1991	Redman	28 x 48
OAK RIDGE	095R	IN	INFL555A11396HP13	2006	Fleetwood	16 x 76
OAK RIDGE	102R	IN	25595d	2000	Dutch	16 x 76
OAK RIDGE	104R	IN	INFL555A10974-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	107R	IN	INFL555A11186-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	108R	IN	11258846	1999	Redman	14 x 70
OAK RIDGE	109R	IN	11237610	1991	Redman	14 x 70
OAK RIDGE	110R	IN	INFL555A11395HP13	2006	Fleetwood	16 x 76
OAK RIDGE	111R	IN	INFL455A10862-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	113R	IN	9P420944M	2000	Skyline	16 x 76
OAK RIDGE	116R	IN	INFL455A10838-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	117R	IN	INFL455A10860-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	118R	IN	INFL555Ab10977-HP13	2005	Fleetwood	28 x 44
OAK RIDGE	119R	IN	13219	1990	Patriot	14 x 70
OAK RIDGE	123R	IN	11243708 (BOND ONLY – NO TITLE WILL BE RECEIVED)	1993	Not Applicable	14 x 76
OAK RIDGE	129R	IN	INFL655A12446-HP13	2007	Fleetwood	16 x 76
OAK RIDGE	130R	IN	INFL555A11400HP13	2006	Fleetwood	16 x 76
OAK RIDGE	131R	IN	INFL555A11398HP13	2006	Fleetwood	16 x 76
OAK RIDGE	140R	IN	INFL555A11187-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	152R	IN	11242906	1994	Redman	14 x 70
OAK RIDGE	157R	IN	INFL455A10837-HP13	2005	Fleetwood	16 x 76
OAK RIDGE	158R	IN	INFL555A10990-HP13	2004	Fleetwood	16 x 70
OAK RIDGE	162R	IN	INFL555A11184-HP13	2005	Fleetwood	16 x 66
OAK RIDGE	168R	IN	INFL555A11220HP13	2005	Fleetwood	16 x 66
OAK RIDGE	172R	IN	15222AB	1992	Patriot	28 x 52
OAK RIDGE	187R	IN	112A9595	1990	Redman	28 x 60
OAK RIDGE	191R	IN	112A9463	1990	Redman	28 x 56
OAK RIDGE	194R	IN	210F600978AB000HK	2007	Dutch	28 x 44
OAK RIDGE	203R	IN	137C0230 (TITLE TO BE RECEIVED POST-CLOSE)	1999	Redman	28 x 48
OAK RIDGE	204R	IN	NFL555Ab10843-HP13	2005	Fleetwood	28 x 44
OAK RIDGE	211R	IN	112M5884	1990	Redman	28 x 52
OAK RIDGE	212R	IN	INFL555AB11420HP13	2006	Fleetwood	28 x 44
TWIN PINES	B715R	IN	INFL555A10992-HP13	2005	Fleetwood	16 x 70
TWIN PINES	B809R	IN	INFL555A10991-HP13	2004	Fleetwood	16 x 70
TWIN PINES	C911R	IN	CIN103355W	2006	Champion	16 x 66
TWIN PINES	G701R	IN	11262440	2001	Redman	14 x 72
TWIN PINES	G707R	IN	kyfl545ab07280hp13	2006	Fleetwood	24 x 48
TWIN PINES	G710R	IN	9R420772J	1997	Skyline	14 x 66
TWIN PINES	G712R	IN	INFL555A11374HP13	2006	Fleetwood	16 x 70
TWIN PINES	G717R	IN	NU37733A	1996	Commodore	14 x 66
TWIN PINES	G718R	IN	MY98107218	1998	Fairmont	16 x 76
TWIN PINES	G720R	IN	INFL555A11223HP13	2005	Fleetwood	16 x 76
TWIN PINES	G806R	IN	11250261	1996	Redman	16 x 76
TWIN PINES	G812R	IN	INFL455A10866-HP13	2005	Fleetwood	16 x 76
TWIN PINES	G814R	IN	11265178	2002	Redman	16 x 80
TWIN PINES	H003R	IN	04320761K	1977	Buddy	12 x 52
TWIN PINES	H009R	IN	FHMI04996N	2000	Champion	20 x 60
TWIN PINES	H809R	IN	04320862K	1977	Buddy	12 x 60
TWIN PINES	H904R	IN	CIN103354W	2006	Champion	16 x 66
TWIN PINES	H905R	IN	04320736K	1977	Buddy	12 x 52
BIRCHWOOD FARMS	004R	MI	STICK BUILT HOME	NOT APPLICABLE	Not Applicable	32 x 48
BIRCHWOOD FARMS	005R	MI	INFLP76AB06664LP	1993	Fleetwood	28 x 56
BIRCHWOOD FARMS	010R	MI	INFL555AB11549HP13	2006	Fleetwood	28 x 44
BIRCHWOOD FARMS	029R	MI	INFL455AB10781-HP13	2005	Fleetwood	28 x 44
BIRCHWOOD FARMS	038R	MI	INFL455A10782-HP13	2005	Fleetwood	28 x 44
BIRCHWOOD FARMS	039R	MI	INFL555AB11551HP13	2006	Fleetwood	28 x 44
BIRCHWOOD FARMS	056R	MI	112B4380	1994	Redman	28 x 52
BIRCHWOOD FARMS	061R	MI	1401	1993	Dutch	28 x 60
BIRCHWOOD FARMS	070R	MI	MY98106298K	1997	Fairmont	16 x 80
BIRCHWOOD FARMS	075R	MI	infl555a11547hp13	2006	Fleetwood	28 x 44
BIRCHWOOD FARMS	083R	MI	MO256612	1995	Mansion	28 x 48
BIRCHWOOD FARMS	084R	MI	INFL455A/B10783HP13	2005	Fleetwood	28 x 44
BIRCHWOOD FARMS	085R	MI	5349Z (TITLE TO BE RECEIVED POST-CLOSE)	1994	Dutch	28 x 66
BIRCHWOOD FARMS	088R	MI	INFL555A10940-HP13	2005	Fleetwood	28 x 44
BIRCHWOOD FARMS	089R	MI	INFL555AB11546HP13	2005	Fleetwood	28 x 44
BIRCHWOOD FARMS	094R	MI	INFL555AB11630HP13	2006	Fleetwood	28 x 44
BIRCHWOOD FARMS	100R	MI	INFL555Ab10942-HP13	2005	Fleetwood	28 x 44
BIRCHWOOD FARMS	101R	MI	INFL555Ab10941-HP13	2005	Fleetwood	28 x 44
BIRCHWOOD FARMS	102R	MI	137B6686	1996	Redman	28 x 52
BIRCHWOOD FARMS	118R	MI	MO270222	1995	Mansion	28 x 44
BIRCHWOOD FARMS	119R	MI	11257794	1998	Redman	16 x 72
BIRCHWOOD FARMS	131R	MI	INFL4558AB10784HP13	2005	Fleetwood	28 x 44
BIRCHWOOD FARMS	132R	MI	M0275022	1996	Mansion	28 x 44
BIRCHWOOD FARMS	141R	MI	MY9697898K	1995	Century	14 x 76
GREGORY COURTS	01O	PA	#2N11-0571-ABK (BOND ONLY – NO TITLE WILL BE RECEIVED)	1998	Skyline	24 x 40
GREGORY COURTS	34R	PA	PAFL522A53508-HP13	2006	Fleetwood	14 x 66
SUNNYSIDE	03R	PA	122000HA000591AB (TITLE TO BE RECEIVED POST-CLOSE)	2011	Redman	24 x 40
SUNNYSIDE	53R	PA	GP39123AB	1994	EMC	24 x 44
VV DANBORO	047R	PA	31110681ABX	1988	Skyline	24 x 40
VV HONEYBROOK	005R	PA	2G110928HAB	1995	Skyline	26 x 52
VV HONEYBROOK	016R	PA	33110782F	1993	Skyline	14 x 70
VV HONEYBROOK	021R	PA	60111075X	1988	Skyline	14 x 66
VV HONEYBROOK	022R	PA	5K110541I	1995	Skyline	14 x 48
VV HONEYBROOK	028R	PA	18110269V	1986	Skyline	14 x 52
VV HONEYBROOK	073R	PA	pafl522ab53471bh13	2006	Fleetwood	28 x 56
VV HONEYBROOK	084R	PA	122000H047164A	2008	Redman	14 x 66
VV HONEYBROOK	086R	PA	31110675ABW	1987	Skyline	28 x 44
VV HONEYBROOK	113R	PA	VAFL519A61809-HP13	2006	Fleetwood	14 x 66
VV HONEYBROOK	114R	PA	PAFL522A53476HP13	2006	Fleetwood	14 x 66
VV HONEYBROOK	121R	PA	31110786A (BOND ONLY – NO TITLE WILL BE RECEIVED)	1990	Skyline	28 x 48
VV HONEYBROOK	123R	PA	pafl522a53531hp13	2006	Fleetwood	14 x 56
VV HONEYBROOK	131R	PA	PAFL522AB53537AP13	2006	Fleetwood	28 x 52
VV HONEYBROOK	132R	PA	2G110769FB	1993	Skyline	28 x 48
VV HONEYBROOK	154R	PA	pafl522ab53470bh13	2006	Fleetwood	28 x 56
VV HONEYBROOK	177R	PA	ER-01353	2009	Eagle River	14 x 66
VV HONEYBROOK	180R	PA	49110521N (TITLE TO BE RECEIVED POST-CLOSE)	2001	Skyline	14 x 70
VV HONEYBROOK	181R	PA	PAFL522AB53459HP13	2005	Fleetwood	28 x 48

P-21

EXHIBIT Q

NOTES

(On File)

R-1

EXHIBIT S

ADDITIONAL HOMES

None

S-1

EXHIBIT T

INDEMNITY

BUYER’S INDEMNIFICATION

, a

 (“Buyer”), makes this Buyer’s Indemnification in favor of         , a Delaware limited liability company and its affiliates and related parties (collectively, the “Seller Parties”).  For good and valuable consideration, Buyer hereby agrees to protect, defend, release, indemnify and hold harmless the Seller Parties from any Losses (defined below) imposed on, incurred by, or asserted against any of the Seller Parties, directly or indirectly, arising out of or in connection with the manufactured homes for which a certificate of title was not delivered to Buyer at Closing (as such term is defined in the Purchase and Sale Agreement dated as of     , 20   between Buyer and        (including those manufactured homes listed on Schedule 1 attached hereto) and any incidents occurring in, on, under or around such homes after the date of the Closing.  The term “Losses” shall mean any claims, suits, liabilities, actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement of whatever kind including attorneys’ fees and all other costs of defense.

, a

By:

Name:

Title:

Date:           , 20

T-1

SCHEDULE 1 TO EXHIBIT T

List of Homes

T-2

EXHIBIT U

FORM OF ASSIGNMENT OF SUPPLEMENTAL AGREEMENTS

THIS ASSIGNMENT OF SUPPLEMENTAL AGREEMENTS (“Assignment”) is made as of the        day of       , 20   by and among ENSPIRE FINANCE LLC, a Delaware limited liability company, ARC DEALERSHIP LLC, a Delaware limited liability company, and       , a Delaware limited liability company (“    ”) (each of the foregoing may be individually referred to as an “Assignor”, and collectively as “Assignors”) and       , a        (“Assignee”).

W I T N E S S E T H:

WHEREAS, by Purchase and Sale Agreement (“Sale Agreement”) dated as of                          , 200    , by and between       , a        (“Seller”) and Assignee, Seller agreed to sell to Assignee certain real property, and the improvements located thereon (the “Community”) as more particularly described in the Sale Agreement; and

WHEREAS, certain residents of the Community may have delivered so-called Supplemental Agreements or similar agreements (collectively, the “Supplemental Agreements”) to one or more of the Assignors pursuant to which any such resident agrees to pay certain liquidated damages to Assignor in the event such resident does not maintain its home in the Community; and

WHEREAS, Assignor desires to assign its rights, title and interest under the Supplemental Agreements for the Community.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Assignment of Supplemental Agreements.  Each Assignor hereby assigns, sets over and transfers to each Assignee all right, title and interest of each respective Assignor in, to and under (if and to the extent assignable by Assignor without expense to Assignor) the Supplemental Agreements.

2.

Assumption.  Each Assignee hereby assumes and takes responsibility for all damages, losses, costs, claims, liabilities, expenses, demands, and obligations of any kind or nature whatsoever attributable to the Supplemental Agreements arising or accruing after the date hereof.

3.

Affiliate Agreements.  Notwithstanding anything to the contrary contained in the Sale Agreement and any of the other documents entered into and/or delivered in connection with the transaction referred to in the Sale Agreement, no right, title or interest in any Affiliate Agreement has been assigned, sold or transferred in any manner to any Assignee or affiliate thereof and each Assignee agrees, on behalf of itself and any affiliate, that any purported assignment of such right, title or interest shall be null, void and of no force and effect.  For purposes hereof, an “Affiliate Agreement” shall include any agreement, written or oral, between or among one or more of the Assignors and/or any direct or indirect affiliates or related parties of any Assignor.

4.

Miscellaneous.  This Assignment and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Sale Agreements and shall not be merged therein,

U-1

shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of        and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

4.

Severability.  If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

5.

Counterparts.  This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.

ASSIGNOR:

ARC DEALERSHIP LLC, a Delaware limited liability company

By:

Name:

Title:

ENSPIRE FINANCE LLC, a Delaware limited liability company

By:

Name:

Title:

, a Delaware limited liability company

By:

Name:

Title:

ASSIGNEE:

, a

By:

Name:

Title:

U-2

EXHIBIT V

TITLE POLICIES

[see attached]

V-1

EXHIBIT W

INTENTIONALLY OMITTED

W-1

EXHIBIT X

FORM OF REPURCHASE OBLIGATION AGREEMENT

This Repurchase Obligation Agreement (this "ROA"), dated

, 2012 (the "Effective Date"), is by and between ARCPA PROPERTIES LLC, a Delaware limited liability company ("ARCPA Properties"), ARCML06 LLC, a Delaware limited liability company ("ARCML06"), ARC Dealership LLC, a Delaware limited liability company ("Dealership"), Enspire Finance, LLC, a Delaware limited liability company ("Enspire"), ARC Real Estate, LLC, a Delaware limited liability company (“ARC Real Estate”), ARC Debt 5B LLC, a Delaware limited liability company (“ARC Debt”), UMH PROPERTIES, INC., a Maryland corporation ("UMH"), and joined by 21st Mortgage Corporation, a Delaware corporation ("21st"), as to its acknowledgement of this ROA.

RECITALS

A.

ARCPA Properties and ARCML06 (collectively, "Seller") and UMH have entered into that certain Purchase and Sale Agreement dated effective as of            (the "Purchase Agreement") pursuant to which Seller is selling to UMH, and UMH is purchasing from Seller all of Seller’s right, title and interest in and to the Property, as defined in the Purchase Agreement (the "Property"), which Property is comprised of those certain manufactured home communities referenced in Exhibit A attached hereto and incorporated herein by this reference (the “IN/MI/PA Communities”), for and in consideration and on the terms set forth in the Purchase Agreement.

B.

Pursuant to the Purchase Agreement, Seller has agreed to cause Dealership and/or Enspire (collectively, together with any affiliates of Dealership and/or Enspire, referred to herein as "ARC") to assign to Buyer and Buyer has agreed to assume certain obligations of ARC under the Manufactured Home Dealer Agreement between Dealership, ARC Real Estate and ARC Debt  and 21st dated January 12, 2010, as amended by that certain First Amendment to Manufactured Home Dealer Agreement dated March 8, 2012 (collectively, and as may be amended from time to time, the "MHDA") and the Loan Purchase Agreement between Enspire, Dealership, ARC Real Estate, ARC Debt and 21st dated September 24, 2010, as amended by that certain First Amendment to Loan Purchase Agreement dated February 7, 2012 (collectively, and as may be amended from time to time, the "LPA") with respect to the Recourse Notes (as such term is defined in the Purchase Agreement) that are secured by liens on certain manufactured homes (each a "Home") located at the Property (collectively, the "Assumed Obligations").

C.

UMH hereby agrees to assume the Assumed Obligations of ARC with respect to the Recourse Notes secured by Homes located at the IN/MI/PA Communities, including those specifically referenced on Exhibit B attached hereto (the "IN/MI/PA Notes") and, accordingly, the IN/MI/PA Notes will continue to be owned by 21st.

AGREEMENT

NOW, THEREFORE, this ROA is made in consideration of the respective representations, warranties, covenants and agreements contained in the Purchase Agreement and each of the parties to this ROA agrees as follows:

1.1

Assignment of Assumed Obligations.  For the consideration as provided in the Purchase Agreement, ARC hereby transfers, conveys and assigns to UMH, and UMH hereby assumes and accepts

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from ARC, all of ARC’s right, title, interest and obligation in and to the Assumed Obligations in connection with the IN/MI/PA Notes.

1.2

Assumed Obligations.  In connection with UMH's assumption of the Assumed Obligations under this ROA, UMH agrees to the following:

(a)

Reserves.  UMH agrees, as of the Closing Date (as defined in the Purchase Agreement), to fund to a reserve with 21st an amount equal to 20% of the then unpaid aggregate principal balance of the IN/MI/PA Notes (the “Performance Reserve Fund”) to secure the Assumed Obligations set forth herein.  21st shall pay to UMH on a monthly basis interest on the funds on deposit in the Performance Reserve Fund at a fixed rate of six and one half percent (6.5%).  Such interest shall be paid as a deposit into the Reserve Fund.  Thereafter, on a quarterly basis (as of the end of each calendar quarter period), UMH and 21st shall perform a true-up of the then unpaid aggregate principal balance of the PA/NY Notes and 21st shall refund the applicable amount, if any, necessary to maintain 20% reserve ratio set forth above.  UMH hereby grants 21st a security interest in the Performance Reserve Fund and any other property pledged by UMH for the benefit of 21st under this ROA or any other agreements between UMH and 21st.  In addition to such other rights and remedies available to 21st with respect to the IN/MI/PA Notes, 21st shall have a right to set-off against the Performance Reserve Fund for any actual damages, losses or expenses that 21st has incurred and are due and payable under the MHDA or LPA with respect to the IN/MI/PA Notes.

(b)

MHDA.  UMH agrees, as of the Closing Date, that UMH assumes any and all liability of ARC under Paragraphs A(1), C(6), E, F, G, H, I and K of the MHDA with respect to any Contract (as defined in the MHDA) that is a IN/MI/PA Note.

(c)

LPA.  UMH agrees, as of the Closing Date, that UMH assumes any and all liability of ARC under Articles 1, 2.2, 3.1, 4, 6, 7, 8, 10 and 11 of the LPA with respect to any Contract (as defined in the LPA) that is a IN/MI/PA Note.

(d)

Reference.  For the purpose of interpreting the assumption of liabilities set forth herein, any reference in the MHDA to “Dealer” or “Guarantor” and any reference in the LPA to “ARCD” or “Guarantor” shall mean UMH.

(e)

Indemnity.  From and after the Effective Date, UMH shall protect, defend, indemnify and hold ARC, its parents, subsidiaries and affiliates and any of their members, managers, officers, employees, representatives, agents, successors and assigns (collectively, the “ARC Parties”), free and harmless from and against any and all losses, liabilities, claims (including third party claims), payments, costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorney’s fees) suffered or incurred by any of the ARC Parties in connection with or arising from any IN/MI/PA Notes.  In furtherance of the foregoing, UMH agrees that, if, after written demand from 21st, ARC repurchases any of the IN/MI/PA Notes, UMH shall promptly upon written demand from ARC, purchase from ARC each such IN/MI/PA Note for a purchase price equal to the amount paid by ARC to 21st for such IN/MI/PA Note, together with reasonable costs and fees incurred by ARC in its repurchase from 21st.  For purposes hereof, UMH’s obligations under the first two sentences of this Section 1.2(e) will be referred to as the “Indemnity”.  Notwithstanding the foregoing to the contrary, the Indemnity shall not apply to any IN/MI/PA Notes, the origination of which, to the Knowledge of the ARC Parties, failed to comply in all material respects with applicable federal, state and local laws, rules and regulations governing the origination of the IN/MI/PA Notes and such non-compliance gave rise to the Indemnity claim, unless any such non-compliance issues are disclosed on Schedule 1 attached hereto.  As used in this Section, the phrase “to the Knowledge of the ARC Parties” shall mean the knowledge of

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Karen Kinslinger, the Treasurer and Senior Vice President – Finance of the ARC Parties and the individual at ARC with primary responsibility for consumer finance matters (it being understood that Karen Kinslinger shall have absolutely no personal liability arising out of this ROA).

(f)

Insurance. 21st has the right to sell property and life insurance coverage or provide information to insurance companies for the purpose of sale or solicitation of coverage, in each case, with respect to UMH customers at the Property.

(g)

Sale Without Recourse.  In the event UMH is required to repurchase any Home associated with any IN/MI/PA Note, UMH shall take all reasonable actions requested by 21st for an orderly sale of the respective Home to UMH and any such sale and transfer by 21st in connection with such a repurchase shall be without recourse to, or representation or warranty from, 21st.

(h)

Modification.  Any modifications, amendments or alterations to the MHDA or the LPA affecting UMH’s obligations under the ROA with respect to the IN/MI/PA Notes shall require the advance written approval of UMH, which approval will not be unreasonably withheld and, without such approval, any such modification, amendment or alteration will not be effective as against UMH.

 1.3

Dissociation.

As of the Effective Date, neither Seller nor ARC, nor any of their affiliates, shall have any obligation to UMH with respect to the IN/MI/PA Notes or to any party with respect to the obligations set forth in Section 1.2 above and UMH agrees to indemnify and defend ARC for any loss, cost, damages or claims suffered by or made against ARC and arising out of the MHDA or the LPA with respect to any IN/MI/PA Note.

1.4

Future Cooperation.  Seller and UMH mutually agree to cooperate at all times from and after the Effective Date with respect to any of the matters described herein, and to execute such further documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of, the transactions evidence by this ROA.

1.5

Successors and Assigns.  This ROA shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.  No rights or obligations created by this ROA may be assigned by UMH without the prior written consent of ARC and 21st.

1.6

Modification and Waiver.  No supplement, modification, waiver or termination of this ROA or any provisions hereof shall be binding unless executed in writing by all parties hereto, including 21st.  No waiver of any of the provisions of this ROA shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

1.7

Counterparts.  Any number of counterparts of this ROA may be executed.  Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement.

1.8

Governing Law.  This ROA shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws of that state.

1.9

Notices.  Any notice, demand or communication, including communication from third parties, which either party desires or is required to give to the other party in connection with this Agreement must be in writing and must be either (i) delivered personally or (ii) overnight mail or overnight courier, addressed to the parties, as follows, or to such other address as either party hereafter specifies in accordance with this Section 1.9:

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If to 21st:

21st Mortgage Corporation
620 Market St., Suite 100
Knoxville, TN  37902
Fax: 865.292.2100
Attention:  President

If to UMH:

UMH Properties, Inc.

Juniper Business Plaza

3499 Route 9 North, Suite 3C

Freehold, NJ 07728

Attention: Allison Nagelberg

If to Seller/

Dealership/Enspire:

c/o American Residential Communities

4643 South Ulster Street, Suite 400

Denver, CO 80237

Attn:  General Counsel

Attn:  Treasurer

1.10

Certain Interpretive Matters.  All pronouns used herein shall include the neuter, masculine or feminine.  The headings contained in this ROA are provided for convenience only and will not affect its construction or interpretation.  In the event of a conflict between the terms and conditions of this ROA and the terms and conditions of the Purchase Agreement, the terms and conditions of this ROA shall govern.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Repurchase Obligation Agreement as of the Effective Date.

UMH:

UMH PROPERTIES, INC., a Maryland corporation

By:

Name:

Title:

ARCPA Properties:

ARCPA PROPERTIES LLC, a Delaware limited liability

By:

Name:

Title:

ARCML06:

ARCML06 LLC, a Delaware limited liability

By:

Name:

Title:

DEALERSHIP:

ARC DEALERSHIP LLC, a Delaware limited liability company

By:

Name:

Title:

ENSPIRE:

ENSPIRE FINANCE, LLC

By:

ARC Management Services LLC, its Manager

By:

Name:

Title:

5

[signature page continued]

ARC REAL ESTATE:

ARC REAL ESTATE, LLC

By:

Name:

Title:

ARC DEBT:

ARC DEBT 5B LLC

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

21st Mortgage Corporation, a Delaware corporation

By:

Name:

Title:

6

EXHIBIT A

PROPERTY

The following communities:

Broadmore, Goshen, Indiana
Forest Creek, Elkhart, Indiana

Highland, Elkhart, Indiana

Oak Ridge, Elkhart, Indiana

Twin Pines, Goshen, Indiana

Birchwood Farms, Birch Run, Michigan

Gregory Courts, Honey Brook, Pennsylvania

Sunnyside, Trooper, Pennsylvania

Valley View – Danboro, Danboro, Pennsylvania

Valley View – Honey Brook, Honey Brook, Pennsylvania

[Each Community as legally described in the Purchase Agreement]

A-1

EXHIBIT B

IN/MI/PA NOTES

B-1

SCHEDULE 1

B-1

EXHIBIT Y

GROUND LEASE ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE AND OPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE AND OPTION AGREEMENT (this “Assignment”) is made this ______ day of ________ 2013, by and between ARCML06 LLC, a Delaware limited liability company (“Assignor”) and            (“Assignee”).

Recitals

A.

Pursuant to that certain Ground Lease dated April 12, 2000 by and between Birchwood Farms Mobile Home Park, Inc., a Michigan corporation (“Landlord”) and Hometown Birchwood, LLC (“Original Tenant”), as amended by (i) Addendum No. 2 to Option Agreement and Amendment No. 1 to Ground Lease dated June 30, 2005 and (ii) Ground Lease Estoppel and Amendment to Lease dated as of July 31, 2007, and pursuant to that certain Option Agreement dated April 12, 2000 by and between Landlord and Original Tenant, as amended by (1) Amendment No. 1 to Option Agreement dated February 18, 2004, and (2) Addendum No. 2 to Option Agreement and Amendment No. 1 to Ground Lease dated June 30, 2005 (collectively, the “Ground Lease”), Landlord ground leased to Assignor certain real property and improvements located in the City of Birch Run, Saginaw County, Michigan (the “Premises”) as more particularly described in the Ground Lease.

B.

Assignor is the successor-in-interest to Original Tenant under the Ground Lease.

C.

Assignor desires to assign all of its right, title and interest in and to the Ground Lease to Assignee and Assignee desires to accept such assignment and assume the obligations of Assignor under the Ground Lease.

D.

The legal description for the real property described in the Ground Lease is attached as Exhibit A hereto.

E.

Consideration for this Assignment is $

NOW, THEREFORE, it is hereby agreed as follows:

1.

Assignment.  Assignor transfers, assigns and sets over to Assignee all of the right, title and interest of Assignor in and to the Ground Lease including, without limitation, any security deposit held by Landlord for the benefit of Assignor.  The assignment herein made shall be effective as of the date hereof.

2.

Acceptance and Assumption.  Assignee accepts the assignment made in Paragraph 1 above, assumes the Ground Lease, agrees to pay all rent and other charges accruing under the Ground Lease from and after the date hereof and agrees to observe and perform all of the other covenants, agreements and obligations to be observed or performed by the lessee under the Ground Lease from and after the date hereof.

3.

Recordation.  Assignor and Assignee acknowledge and agree that this Assignment will be recorded in the Office of the Register of Deeds for Saginaw County, Michigan to provide notice of its terms.

4.

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Prepared by and when recorded return to:

Locke Lord LLP

111 South Wacker Drive

Chicago, Illinois 60606

Attention:  Sam Stempel

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

ARCML06 LLC, a Delaware limited liability company

By:

Orrin Shifrin

State of Illinois

)

)

ss.

County of Cook

)

The foregoing instrument was acknowledged before me this ____ day of ________, 2013, by Orrin Shifrin, as Secretary of ARCML06 LLC, a Delaware limited liability company, on behalf of the company.

Notary Public, County of

State of

My commission expires:

Acting in County of

ASSIGNEE:

, a(n)

By:

Name:

Its:

State of _________

)

)

ss.

County of ______

)

The foregoing instrument was acknowledged before me this ____ day of ________, 2013, by _____________, as ____________, of         , a       , on behalf of the       .

Notary Public, County of

State of

My commission expires:

Acting in County of

Exhibit A

Y-1